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Definitive Information Statement
Dated: April 24, 2000

                             Natex Corporation

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD MAY 15, 2000

TO THE SHAREHOLDERS OF NATEX CORPORATION:

     A special meeting of the shareholders (the "Special Meeting") of Natex Corporation (the "Company"), will be held at the office of Taylor and Associates, Inc., located at 3090 East 3300 South, Suite 400, Salt Lake City, Utah 84109, on May 15, 2000, at 9:00 a.m., Mountain Daylight Time, to:

     1. Elect three directors to serve until the expiration of their respective terms and until their respective successors are elected and qualified;

     2. Adopt an agreement and plan of merger under which the Company will issue 1,500,000 shares of the Company's common stock in exchange for all of the issued and outstanding stock of Powerball Industries, Inc.

     3.  Approve the Company's 2000 Stock Option and Award Plan;

     4. Consider and act upon the ratification of the appointment of David Thomson, P.C., as independent public accountants; and

     5. Transact such other business as may properly come before the Special Meeting or any adjournment thereof.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE THE ABOVE PROPOSALS WHICH ARE DESCRIBED IN MORE DETAIL IN THE ACCOMPANYING INFORMATION STATEMENT. MEETING.

     ONLY SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON APRIL 24, 2000 (THE "RECORD DATE"), ARE ENTITLED TO NOTICE OF AND TO VOTE AT THE SPECIAL MEETING. MEMBERS OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS WHO, COLLECTIVELY HOLD IN EXCESS OF 50% OF THE COMPANY'S ISSUED AND OUTSTANDING SHARES HAVE INDICATED THEIR INTENTION TO VOTE IN FAVOR OF THE PROPOSALS. AS A RESULT, THE PROPOSALS WILL BE APPROVED WITHOUT THE AFFIRMATIVE VOTE OF ANY OTHER SHAREHOLDER. ALTHOUGH MANAGEMENT IS NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY, SHAREHOLDERS MAY BE PRESENT AT THE SPECIAL MEETING AND VOTE THEIR SHARES IN PERSON OR BY PROXY. MANAGEMENT DOES, HOWEVER, ENCOURAGE ALL SHAREHOLDERS TO ATTEND THE SPECIAL MEETING IN PERSON.

                                   BY ORDER OF THE BOARD OF DIRECTORS

                                   Robert B. Ipson, President
Salt Lake City, Utah
April 24, 2000
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Natex Corporation
3150 South 900 West
Salt Lake City, Utah  84119


INFORMATION STATEMENT


     This Information Statement is furnished to shareholders of the Company in connection with a Special Meeting to be held at the office of Taylor and Associates, Inc., located at 3090 East 3300 South, Suite 400, Salt Lake City, Utah 84109, on May 15, 2000, at 9:00 a.m., Mountain Daylight Time.

     At the Special Meeting, the shareholders will consider and vote on proposals to:

     1. Elect three directors to serve until the expiration of their respective terms and until their respective successors are elected and qualified;

     2. Adopt an agreement and plan of merger under which the Company will issue 1,500,000 shares of the Company's common stock in exchange for all of the issued and outstanding stock of Powerball Industries, Inc.

     3.  Approve the Company's 2000 Stock Option and Award Plan;

     4. Consider and act upon the ratification of the appointment of David Thomson, P.C., as independent public accountants; and

     5. Transact such other business as may properly come before the Special Meeting or any adjournment thereof.

MANAGEMENT IS NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY, HOWEVER SHAREHOLDERS MAY BE PRESENT AT THE SPECIAL MEETING AND VOTE THEIR SHARES IN PERSON OR BY PROXY. MANAGEMENT ENCOURAGES ALL SHAREHOLDERS TO ATTEND THE SPECIAL MEETING IN PERSON. THIS INFORMATION STATEMENT IS BEING MAILED ON OR ABOUT APRIL 25, 2000 TO ALL SHAREHOLDERS ENTITLED TO VOTE AT THE SPECIAL MEETING.

     Only holders of record of the 1,469,000 shares of Common Stock outstanding as of the Record Date are entitled to vote at the Special Meeting. Each shareholder has the right to one vote for each share of Common Stock owned. Cumulative voting is not provided for. Holders of more than 50% of the 1,469,000 shares of Common Stock outstanding must be represented at the Special Meeting to constitute a quorum for conducting business. Approval of the proposals discussed above requires the affirmative vote of a majority of issued and outstanding shares of Common Stock.

     The Company's officers, directors, and principal shareholders owning or controlling, in the aggregate, greater than 50% of the issued and outstanding shares of Common Stock on the Record Date have indicated their intention to vote in favor of the proposals. Accordingly, the proposals will be approved without the affirmative vote of any other shares.

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PROPOSAL NO. 1
ELECTION OF BOARD OF DIRECTORS

     The names of the Company's current executive officers and directors and the positions held by each of them are set forth below:

Name                 Position with Company          Officer or Director Since
Robert K. Ipson      President/Director             July 1997 to date
Shorland G. Hunsaker Vice President/Director        July 1997 to date
Phillip L. McStotts  Secretary/Treasurer/Director   July 1997 to date

     The Company's officers and directors have served in such positions since the dates indicated above. The following persons have been nominated for election as directors of the Company: Robert K. Ipson, Phillip L. McStotts and Jed Checketts . Certain biographical information with respect to such persons is set forth below. Each director, if elected by the shareholders, will serve until the next annual meeting and until his or her successor is duly elected and qualified. Vacancies on the board during the year may be filled by the majority vote of the directors in office at the time of the vacancy without further action by the stockholders.

Biographical Information on Nominees
------------------------------------
     Robert K. Ipson. Mr. Ipson is, and has been since 1973, president of M.S.J. & Associates, Inc., a family-held company. M.S.J. & Associates was the operator of the Bonneville Raceway in Salt Lake City, Utah until 1986. Since that date it has managed its own investments. Mr. Ipson has been an officer and/or director of several publicly held companies including the following:
Carrigan Gold Corporation-president/director 1984-1986; Nova Gold Corporation-president/director 1983-1984; Petro Development Corporation-president/director 1983-1984 and 1989-1992; Midas Gold Corporation-vice president/director 1983-1984; Pathfinder's Resources, Inc.-president/director 1983-1987; K.M.A., Inc.- president/director 1983-1986; Megagold Corporation-president/director 1984-1986; Datex Resources, Inc.-president/director 1985-1986; Lintex Resources, Inc.-president/director 1986-1988 and 1989-1996; and Adlex Corporation-president/director 1989-1992. Mr. Ipson was a director of Interline Resources Corporation, a publicly held company engaged in the oil and gas business from 1989-1992.

     Phillip L.  McStotts   Mr. McStotts is a founder of ZEVEX International,
Inc. (NASDAQ/NMS:"ZVXI"), and serves as the Chief Financial Officer and Director of the Company. ZEVEX, based in Salt Lake City, Utah, is a company that designs and manufactures advanced medical devices, including surgical systems, device components, and sensors for medical technology companies. ZEVEX also designs, manufactures and markets its own medical devices using its proprietary technology. ZEVEX currently has 93 employees and has been in business since 1986. Mr. McStotts is a CPA with fifteen years of experience. Mr. McStotts received his BS Degree in Accounting from Westminster College, Salt Lake City, UT and an MBA in Taxation from Golden Gate University. Mr. McStotts has served for the last seven years, including the last two, as President and Past President of the Community Foundation for the Disabled, Inc.

     Jed Checketts, age 30, is the owner of Powerball Industries, Inc., a Utah corporation and JC Industries, a Utah based sole proprietorship. Mr. Checketts has owned and operated JC Industries, a precision machining operation, since 1993. Mr. Checketts has studied Manufacturing Engineering Technology at Brigham Young University and Chemical Engineering at the University of Utah. Mr. Checketts is the inventor of a Hydrogen Generation System and Fuel Pellet for a Hydrogen Generation System which forms the technological basis for the joint venture in which the Company is invested.


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Vote Required

     Election of the proposed slate of nominees requires the approval of a majority of the Shares present, in person or represented by proxy, and entitled to vote at the Special Meeting. Members of management and other principal shareholders holding or controlling the vote of in excess of fifty percent (50%) of the issued and outstanding Shares entitled to vote at the Special Meeting have indicated their intention to vote "FOR" all of the nominees. The board of directors unanimously recommends a vote "FOR" all of the nominees.


PROPOSAL NO. 2
AGREEMENT AND PLAN OF MERGER

General

     The board of directors has adopted resolutions, subject to shareholder approval, providing for a merger (the "Agreement and Plan of Merger") of the Company with Powerball Industries, Inc. ("PIC"). Under the Agreement and Plan of Merger, the Company will acquire all the issued and outstanding stock of PIC in exchange for the issuance of one million five hundred thousand (1,500,000) shares of the Company's common stock. If the Agreement and Plan of Merger is approved by the shareholders, the 1,469,000 shares of common stock presently issued and outstanding would be increased to 2,969,000 by the issuance of the shares.

Natex's Reasons for the Merger
------------------------------
     PIC is the owner of all rights, title and interest in certain technology relating to a Hydrogen Generation System and Fuel Pellet for a Hydrogen Generation System and all present and future patents and patent applications as are or later filed relating to the above invention in the United States, and any and all foreign countries, if any (hereinafter the "Technology"). PIC is the Company's joint venture partner in Powerball Technologies, LLC (the "JV"). The JV holds an Assignment for the Technology subject to certain royalty payments to Jed Checketts, the inventor of the Technology. The Technology forms the basis for the operations of the JV, and is the essential reason the Company is invested in the JV.

     Management believes it is in the best interest of the Company and its shareholders to obtain direct ownership of the Technology by effecting a merger with PIC. The merger will also consolidate ownership of the JV, with the JV becoming a wholly-owned subsidiary of the Company.

PIC's Reasons for the Merger
----------------------------
     PIC was formed primarily to act as holding company for the Technology, and to serve as an existing entity in the event that PIC's relationship with Natex and the JV did not produce its intended results in terms of financing and start-up operations for testing the Technology. Management of PIC is now prepared to merge into Natex in exchange for the equity interest outlined below.

Terms of the Transaction
------------------------
     1. Technology. All rights, title and interest in the technology covered by the Assignment of the Exclusive License Agreement between Powerball Technologies, LLC and PIC, dated December 4, 1997 (the "Technology"), to PIC. The Technology will become the property of the Company following the merger, subject to royalty payments to Jed Checketts based on the gross sales of Powerball Technologies, LLC.
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     2.  Share Exchange.  The Company will issue a total of one million five hundred thousand (1,500,000) shares of its common stock to the shareholders of PIC in exchange for all of the issued and outstanding stock of PIC.

     3. Rewriting of Assignment of the Exclusive License Agreement. At the effective date of the merger, the Company will rewrite the Assignment of the Exclusive License Agreement dated December 4, 1997 under which Powerball Technolgies, LLC (the "JV") currently has rights and obligations relating to the above Technology.

     4. Royalty Agreement. Upon the merger, the Company will enter into a royalty agreement with Jed Checketts for payments based on the gross sales of Powerball Technologies, LLC.

     5. Appointment of President. Upon the merger, Jed Checketts will be appointed President of the Company.

     6. Name Change. Upon the merger, the Company's name will be changed to Powerball International, Inc., to better reflect the focus of the Company's business and provide clear indentification with Powerball Technologies, LLC, the operating subsidiary.

Interest of Certain Persons in the Acquisition
----------------------------------------------

     In considering the recommendation of the Company's management with respect to the Agreement and Plan of Merger, neither the Company's management nor PIC's management will receive any benefits arising from their ownership of the Company's common stock as a result of the acquisition that will not be equally extended to all of the Company's and PIC's shareholders. No member of the Company's management has an ownership interest in PIC and, other than disclosed herein in regards to Jed Checketts, PIC shareholders have no ownership interest in the Company prior to the completion of the acquisition. Jed Checketts is a shareholder of the Company, holding 15,000 shares of the Company's common stock prior to the contemplated merger. Mr. Checketts is currently employed by the JV, and will be appointed President of the Company upon completion of the contemplated merger.

Special Note Concerning Utah Dissenters' Rights
-----------------------------------------------
      Shareholders have dissenters' rights in Utah as a result of the potential merger described more fully above, and, therefore, the Company will offer dissenters' rights to its shareholders. Shareholders who oppose the merger will have a right to receive payment for the value of their shares if the merger is approved, as set forth in sections 16-10a-1301 et seq., of the Utah Revised Business Corporation Act. A copy of these sections is attached hereto as Appendix "A" to this Information Statement. The requirements for a shareholder to exercise his or her rights under these provisions are very technical in nature, and the following summary is qualified in its entirety by the actual statutory provisions which should be carefully reviewed by any shareholder wishing to assert such rights.

     Under the Utah statutes, such dissenters' rights will be available only to those shareholders of the Company who (i) object to the merger in writing prior to or at the Special Meeting (a negative vote will not itself constitute such a written objection); (ii) vote against approving the merger at the Special Meeting; (iii) file a written demand with the Company prior to the Special Meeting requesting payment of the fair value of the shares which they hold; and (iv) meet other requirements of the governing Utah statutes.
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     Within ten days after the effective date of the merger, the Company must send to each shareholder who has satisfied all of the foregoing conditions (each a "Dissenting Shareholder" and, together, the "Dissenting Shareholders") a written notice in which the Company must offer to pay Dissenting Shareholders for their shares at a price deemed by the Company to be the fair value of such shares and supply a form for Dissenting Shareholders to demand payment. Dissenting Shareholders will have 60 days to make their payment demands or lose such rights. If the fair market value of the shares is agreed on between the Dissenting Shareholders and the Company within 60 days after the effective date of the exercise of the Acquisition or Sale Rights, the Company must make payment within 60 days after the effective date on surrender of the certificates representing such shares.

     If the Dissenting Shareholders do not agree on the fair value of the shares within the 60 day period, then within 60 days after receipt of written demand from any Dissenting Shareholder, the Company shall initiate a judicial proceeding seeking determination of the fair value of such shares. If the Company fails to institute such a proceeding, it must pay the Dissenting Shareholders the amount demanded. All Dissenting Shareholders must be a party to the proceeding, and all such shareholders will be entitled to judgment against the Company for the amount of the fair value of their shares, to be paid on surrender of the certificates representing such shares. The judgment will include an allowance for interest (at a rate determined by the court) from the date on which the vote was taken on the Acquisition or Sale Rights to the date of payment.

     Within 20 days after demanding payment, whether or not a judicial proceeding is instituted, each Dissenting Shareholder demanding payment must submit the certificates representing his or her shares to the Company for notation that such demand has been made. Failure to do so will permit the Company to terminate the shareholder's valuation rights under the Utah statute unless a court should otherwise direct.

     The loss or forfeiture of appraisal rights simply means the loss of the right to receive a cash payment from the Company in exchange for shares. In such event, the Dissenting Shareholder will still hold the appropriate number of shares of the Utah corporation.

Accounting Treatment
--------------------
     The Company will acquire all of the issued and outstanding shares of Powerball in exchange for 1,500,000 restricted shares of previously authorized but unissued shares of the Company's common stock. The business combination will be treated as a purchase with the fair value of the assets and liabilities acquired approximating historical costs. Under the purchase method of accounting for the acquisition, the retained earnings of the Powerball are not recorded and the merged operations of the combined entities are shown from the date of the acquisition forward.

No Legal Opinions or Tax Rulings
--------------------------------
     The proposed merger of PIC into the Company is intended to qualify as a tax-free reorganization under the Internal Revenue Code of 1986. If the acquisition qualifies as a tax-free reorganization, no gain or loss will be recognized for income tax purposes by either the Company or PIC as a result of the acquisition. There will not be any material effects on the Company's existing shareholders after the merger. However, neither the Company nor PIC has requested a tax ruling from the Internal Revenue Service with respect to the merger. Accordingly, no assurance can be given that the merger will qualify as a tax-free reorganization.
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     The shares of the Company's Common Stock to be issued to the PIC shareholders in connection with the merger will not be registered under the Securities Act of 1933, as amended (the "Act") and will be deemed "restricted securities" as that term is defined in the Act. Accordingly, such shares will be issued in reliance on the exemption from such registration requirements provided by Section 4(2) of the Act, and Rule 506 of Regulation D, promulgated thereunder. In order to claim the availability of the exemptions, each of the PIC shareholders will be required to make representations to the Company with respect to the acquisition of the Company's shares, including that he or she is either an "accredited investors" as that term is defined under Rule 501 of Regulation D of the Act, or has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment, such that the Company reasonably believes that each of the PIC shareholders comes within the scope of the exemption. Such shares will be restricted securities, and the certificates will bear legends restricting their subsequent resale in the absence of registration under the Securities Act or the availability of an exemption therefrom. The PIC shareholders have been provided information regarding the Company and its business and financial condition including copies of the Company's registration statement on Form 10-SB and subsequent periodic reports required to be filed under sections 13 or 15(d) of the Exchange Act. In addition, PIC shareholders have met and/or were given opportunity to ask questions of the Company's officers and directors. Within 15 days following the issuance of the Company's common stock to the PIC shareholders, the Company will file the requisite Notice of Sale of Securities on Form D with the Commission.

Vote Required
-------------
     The affirmative vote of the majority of the Company's issued and outstanding shares of common stock is required to approve the merger. The affirmative vote of such majority is assured in that members of management and other principal shareholders holding or controlling the vote of in excess of fifty percent (50%) of the issued and outstanding Shares entitled to vote at the Special Meeting have indicated their intention to vote "FOR" the Recapitalization. The board of directors unanimously recommends a vote "FOR" the proposed merger.


PROPOSAL NO. 3
APPROVAL OF THE 2000 STOCK OPTION AND AWARD PLAN
General
-------
     On January 1, 2000, the board of directors of the Company approved the proposed terms of the 2000 Stock Option and Award Plan (the "Award Plan"). In order for certain of the Award Plan's provisions to be effective. it must be approved by the stockholders of the Company and is being submitted for such approval pursuant to this Proxy Statement.

     In the following paragraphs a summary of the terms of the Award Plan is provided. The following summary is qualified in its, entirety by the provisions of the Award Plan, the form of which is attached hereto at Appendix "B".

Award Plan Summary
------------------
     The board of directors of the Company believes that it is important that employees and other individuals who contribute to the success of the Company have a stake in the enterprise as shareholders. Consistent with this belief, the award of stock options has been and will continue to be an important element of the Company's compensation program.
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     The Award Plan is intended to (a) attract competent directors, executive personnel, and other employees, (b) aid in the retention of the services of existing directors, executive personnel, and employees, and (c) provide incentives to all of such personnel to devote the utmost effort and skill to the advancement and betterment of the appropriate corporation by permitting them to participate in ownership and thereby permitting them to share in increases in the value which they help produce.

     The Award Plan is to be administered either by the board of directors or by a committee (the "Committee") to be appointed from time to time by such board of directors. Awards granted under the Award Plan may be incentive stock options ("ISOs") as defined in the Internal Revenue Code of 1986, as amended (the "Code"), appreciation rights, options which do not qualify as ISOs, or stock bonus awards which are awarded to employees, including officers and directors, who, in the opinion of the board or the Committee, have contributed, or are expected to contribute, materially to the success of the Company. In addition, at the discretion of the board of directors or the Committee, options or bonus stock may be granted to individuals who are not employees but contribute to the success of the Company.

     The exercise price of options granted under the Award Plan will be based on the fair market value of the underlying Common Stock at the time of grant and, in the case of ISOs may not be less than 100% of the fair market value of such capital stock on the date the option is granted ( 110% of the fair market value in the case of 10% stockholders). Options granted under the Award Plan shall expire no later than ten years after the date of grant (five years in the case of ISOs granted to 10% stockholders). The option price may be paid by cash or, at the discretion of the board of directors or Committee, by delivery of a promissory note or shares of Common Stock of the Company already owned by the optionee (valued at their fair market value at the date of exercise), or a combination thereof

     All of the employees, officers, and directors of the Company are eligible to participate under the Award Plan. A maximum of 150,000 shares will be available for grant under the Award Plan. The identification of individuals entitled to receive awards, the terms of the awards, and the number of shares subject to individual awards, are determined by the board of directors or the Committee, in their sole discretion: provided, however, that in no event may the aggregate fair market value of shares for which an ISO is first exercisable in any calendar year by any eligible employee exceed $100,000.

     The aggregate number of shares with respect to which options or stock awards may be granted under the Award Plan. the number of shares covered by each outstanding option, and the purchase price per share, shall be adjusted for any increase or decrease in the number of issued shares resulting from a recapitalization, reorganization, merger, consolidation, exchange of shares, stock dividend, stock split. reverse stock split, or other subdivision or consolidation of shares.

     The board of directors or the Committee may from time to time alter, amend, suspend. or discontinue the Award Plan with respect to any shares as to which options or stock awards have not been granted. However, no such alteration or amendment (unless approved by the stockholders) shall (a) increase (except adjustment for an event of dilution) the maximum number of shares for which options or stock awards may be granted under the Award Plan either in the aggregate or to any eligible employee: (b) reduce (except adjustment for an event of dilution) the minimum option prices which may be established under the Award Plan; (c) extend the period or periods during which options may be granted or exercised; (d) materially modify the
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

requirements as to eligibility for participation in the Award Plan; (e) change the provisions relating to events of dilution; or (f) materially increase the benefits accruing to the eligible participants under the Award Plan.

Certain Tax Matters
-------------------
     For tax purposes, a participant to whom a non-qualified option is granted will not realize income at the time of the grant if the exercise price is equal to the then current market price. Upon exercise of the option, the excess of the fair market value of the stock on the date of exercise over the exercise price will be taxable to the optionee as ordinary income. The tax basis to the optionee for the stock acquired is the exercise price plus the amount recognized as income. The Company will be entitled to a deduction equal to the amount of the ordinary income realized by the optionee in the taxable year which includes the end of the optionee's taxable year in which he realizes the ordinary income. When shares acquired pursuant to the exercise of the option are disposed of, the holder will realize additional capital gain or loss equal to the difference between the sales proceeds and his or her tax basis in the stock.

     If a participant to whom an option is granted exercises such option by payment of the exercise price in whole or in part with previously owned shares, the optionee will not realize income with respect to the number of shares received on exercise which equals the number of shares delivered by the optionee. The optionee's basis for the delivered shares will carry over to the option shares received. With regard to the number of non-qualified option shares received which exceeds the number of shares delivered, the optionee will realize ordinary income at the time of exercise; the optionee's tax basis in these additional option shares will equal the amount of ordinary income realized plus the amount of any cash paid.

     Recipients of ISOs will not be required to recognize income at the time of the grant of the options or at the time of exercise of the options as long as the stock received on exercise is held for at least two years from the date of the grant of the ISOs or one year from the date of exercise (although the difference between the fair market value of the stock and the exercise price paid at the time of exercise must be taken into account for alternative minimum tax purposes). If the stock received upon exercise of an ISO is disposed of prior to the expiration of either of such time periods, the optionee will be required to recognize as ordinary income the amount by which the fair market value of the stock received at the time of exercise exceeds the exercise price of the ISOs

     Under the Award Plan, stock appreciation rights ("SARs") can be granted at the time an option is granted with respect to all or a portion of the shares subject to the related option. SARs can only be exercised to the extent the related option is exercisable and cannot be exercised for the six-month period following the date of grant, except in the event of death or disability of the optionee. The exercise of any portion of either the related option or the tandem SARs will cause a corresponding reduction in the number of shares remaining subject to the option or the tandem SARs thus maintaining a balance between outstanding options and SARs SARs permit the holder to receive an amount (in cash, shares, or a combination of cash and shares, as determined by the board of directors at the time of grant) equal to the number of SARs exercised multiplied by the excess of the fair market value of the shares on the exercise date over the exercise price of the related options.

     Under the terms of the Award Plan, the board of directors or the Committee may also grant stock awards which may, at the discretion of the board of directors or Committee, be subject to forfeiture under certain conditions. Recipients of stock awards will realize ordinary income at the time of the lapse of any forfeiture provisions equal to the fair market value of the shares less any amount paid in connection with the issuance (the board of directors or the Committee can require the payment of par value at the time of the grant). The appropriate corporation will realize a corresponding compensation deduction. The holder will have a basis in the shares acquired equal to any amount paid on exercise plus the amount of any ordinary income recognized by the holder. On sale of the shares, the holder will have a capital gain or loss equal to the sale proceeds minus his or her basis in the shares.

Vote Required
-------------
     The affirmative vote of the majority of the Company's issued and outstanding shares of common stock is required to approve the Award Plan. The affirmative vote of such majority is assured in that members of management and other principal shareholders holding or controlling the vote of in excess of fifty percent (50%) of the issued and outstanding Shares entitled to vote at the Special Meeting have indicated their intention to vote "FOR" the Award Plan. The board of directors unanimously recommends a vote "FOR" the Award Plan.


PROPOSAL NO. 5
RATIFY THE SELECTION OF DAVID THOMSON, P.C. AS INDEPENDENT AUDITORS

     The Board of Directors has selected David Thomson, P.C. as independent auditors for the fiscal year ending December 31, 1999. To the knowledge of the Company, at no time has David Thomson, P.C. had any direct or indirect financial interest in or any connection with the Company other than as independent public accountants. It is anticipated that representatives of David Thomson, P.C. will be present at the Special Meeting and will be provided the opportunity to make a statement, if they desire to do so, and be available to respond to appropriate questions.

Vote Required
-------------
     The affirmative vote of the majority of the Company's issued and outstanding shares of common stock is required to ratify the selection of David Thomson, P.C. as independent auditors. The affirmative vote of such majority is assured in that members of management and other principal shareholders holding or controlling the vote of in excess of fifty percent (50%) of the issued and outstanding Shares entitled to vote at the Special Meeting have indicated their intention to vote "FOR" the ratification. The board of directors unanimously recommends a vote "FOR" the selection.


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               SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

     This Information Statement contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive positions, growth opportunities for existing products, plans and objectives of management, markets for stock of the Company and other matters. Statements in this Information Statement that are not historical facts are hereby identified as "forward-looking statements" for the purpose of the safe harbor provided by
Section 21E of the Exchange Act and Section 27A of the Securities Act. Such forward-looking statements, including, without limitation, those relating to the future business prospects, revenues and income, in each case relating to the Company, wherever they occur in this Information Statement, are necessarily estimates reflecting the best judgment of the management of the Company and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Such forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in this Information Statement. Important factors that could cause actual results to differ materially from estimates or projections contained in the forward-looking statements include without limitation:

  the performance of the Company's products within, and the overall strength of, the prevailing retail environment

- customer acceptance of newly-introduced product lines

- changes in the costs of raw materials, labor and advertising

- the effects of vigorous competition in the markets in which the Company intends to operate

Words such as 'estimate', 'project', 'plan,' 'intend', 'expect', 'believe' and similar expressions are intended to identify forward-looking statements. These forward-looking statements are found at various places throughout this Information Statement. The Company's stockholders are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they were made.

Business of the Company
-----------------------
     Natex Corporation (hereinafter the "Company") was incorporated on July 9, 1997 under the laws of the State of Utah for the purpose of raising capital to invest in a joint venture with Powerball Industries, Inc., a Utah corporation ("PIC"). PIC's principal shareholder is Jed Checketts ("Checketts")and is the licensee of certain Hydrogen Generation System and Fuel Pellet technology relating to the production of hydrogen (the "Technology"). Checketts is the inventor of the Technology and licensed the Technology (the "License")to PIC in exchange for a royalty. In December, 1997, the Company and PIC formed a joint venture named Powerball Technologies, LLC (the "JV").

     The JV is managed by a two person management committee consisting of one person designated as a manager by the Company (Robert Ipson) and one person designated as a manager by PIC (Checketts).

     PIC and the Company, as the owners of the Joint Venture, have entered into an Operating Agreement which governs their respective rights and which sets forth their agreement as to various issues such as management, meetings, voting, tax matters, termination and transfer of interests. The Operating Agreement provides that neither owner may assign or transfer his or its ownership in the Joint Venture unless the other owner consents to such transfer.

     On February 11, 2000, the Company signed a Letter of Understanding with PIC for a proposed merger in which the Company would acquire all the issued and outstanding shares of PIC in exchange for 1,500,000 shares of the Company's common stock. The terms of the letter require Checketts to assign all his rights and title to the Technology to PIC prior to the merger. The Technology would become the property of the Company following the merger, subject to a royalty payment to Checketts based on the gross sales of the JV. Checketts would be appointed President of the Company following the merger, and the Company's name would be changed to Powerball International, Inc. The merger is subject to the completion of financial statements and other due diligence, the completion of definitive agreements, and approval by the Company's shareholders. The Company expects to be able to provide its shareholders with complete information regarding the proposed transaction on or before April 30, 2000.

Use of Hydrogen and the Technology in General
---------------------------------------------
     Currently hydrogen is mainly utilized as a chemical component for industrial uses. In addition, the market for hydrogen gas as a fuel source has increased as a result of many factors, including environmental concerns related to cost and environmental concerns surrounding the use of fossil fuels, increased research and development of alternative fuel sources in general, and the development of hydrogen fuel cells. The Technology, as it has currently been developed, and continues to be developed, is an attempt to provide an efficient, cost effective and safe method of producing hydrogen gas for commercial and industrial use.

     There are essentially three ways of providing a hydrogen supply: (i) storing compressed hydrogen gas in a storage device until needed; (ii) storing liquid hydrogen gas in a storage device until needed; and (iii) producing hydrogen on demand from water or hydrocarbon fuels as the hydrogen gas is needed. Compressed gas and liquid hydrogen storage methods of creating a hydrogen supply can be expensive and can create health and safety problems. Hydrogen stored as hydrogen gas or in liquid gas storage systems must be stored under extreme pressure and can be dangerous. The costs of transporting and storing compressed hydrogen gas and hydrogen liquids until needed, are significant. Hydrogen delivery tanker trucks are expensive and have limited capacity for transporting hydrogen in comparison to their weight and cost. In order for a hydrogen customer to obtain a bulk shipment of either hydrogen gas or liquid hydrogen, it must expend a significant amount of money to construct a hydrogen storage facility on site.

      The JV's approach to supplying hydrogen to users will be to eliminate the costs and risks of transporting and storing a bulk supply of hydrogen in either a compressed gas or liquid form by producing hydrogen on site as needed. The JV expects to be able to demonstrate that the Technology can produce hydrogen gas on an as needed basis by the user (i.e., "Hydrogen On Demand") in a manner that management believes will be safer and more cost effective than existing methods.

The Hydrogen Generation System
------------------------------
     The Technology relates to the production of hydrogen gas in a Hydrogen Generation System. The Hydrogen Generation System is designed to produce hydrogen gas as needed to be used for whatever purpose it was intended. The hydrogen is produced in the Hydrogen Generation System through a chemical reaction of sodium hydride with water. Key components of the Hydrogen Generation System include a tank called a Hydrogen on Demand Generator (the "Tank") and fuel pellets which are made of sodium hydride (the "Powerballs"). Each Powerball is a sodium hydride sphere which is approximately 1.2 inches in diameter, covered by a polyethylene cover.

     The Hydrogen Generation System generally works as follows: ordinary water and Powerballs are deposited into the Tank. After being deposited into the Tank, the Powerballs remain inert or inactive and do not produce hydrogen until needed. Another key component of the Hydrogen Generation System is a cutting device which, when activated, cuts the Powerball in half, exposing it to the water contained in the Tank. When hydrogen is needed by the user, the
Powerball is inserted into the cutting device and cut or opened.   After being
opened, the sodium hydride core of the Powerball is exposed directly to the water and reacts with the water to produce hydrogen gas. The Tank's metering system can detect when additional hydrogen is required, and when required, another Powerball moves in to the cutting device, and the process of creating hydrogen is repeated.

     As hydrogen is used from the Tank, the mechanism removes Powerballs stored in the Tank and cuts them one at a time to produce additional hydrogen. The process can continue until the last Powerball in the Tank is used. The polyethylene skins that cover the Powerballs remain in the Tank during the operation. When all the Powerballs have been utilized, the polyethelene skins must be removed. After a Tank is emptied, it can immediately be refilled with water and new Powerballs. The used polyethylene skins may be recycled into new Powerballs.

     The Hydrogen Generation System is completely operational. It is shipped in three separate wooden crates and can be quickly assembled by the purchaser. It contains a hydraulic control system and an electronic control system and automatically produces hydrogen by slicing pellets in half inside the Tank.

     A second generation Hydrogen Generation System has been developed which is similar to the original. The Tank holds 600 Powerballs, can produce 2280 liters of hydrogen gas on demand between refills, and is easier to refill than the previous systems. The old Tank weighed 139 pounds and the new Tank weighs 52 pounds. The new system is more reliable, easier to manufacture and is able to produce hydrogen at a faster rate.

     The management of PIC believes that the Technology is a safe and easy method of producing hydrogen which can be commercially viable.
The Technology was developed to provide incremental, isolated production and use of hydrogen fuel thereby providing the user with a consistent an economically viable power supply.

Supplies
--------
     The sodium hydride that is used in the manufacturing of the Powerballs has been readily available, and it is anticipated that it will continue to be readily available. The JV purchases sodium hydroxide and converts it to the necessary sodium hydride. The cost of sodium hydroxide depends upon the quantity in which it is purchased. The JV has been able to obtain sodium hydroxide at a cost of approximately $50 per ton, which represents an almost negligible cost in terms of the manufacturing process.

     The polyethelene used to coat the Powerballs is likewise readily available from a variety of sources at negligible cost, and the components of the hydrogen tanks are standard off-the-shelf parts also available from numerous suppliers. The total manufacturing costs of the parts needed to produce the hydrogen generation system represent approximately 75% of the suggested retail price for the completed system.

     Because of the ready availability of all the supplies and components, the Company has not restricted itself to any particular suppliers, although it may seek to establish such relationships if production demands increase substantially.

     The managers of the JV believe that the economics of producing hydrogen through the Technology will be dependent upon many factors including the purchase price of sodium hydride and the price of hydrogen as supplied by alternative suppliers.

Potential Products
------------------
     If the JV is able to demonstrate that the Technology will permit the cost effective and safe production of hydrogen, the JV intends to manufacture, or have manufactured, and ultimately market, three products:

     Splitting Mechanisms   These are the mechanisms installed in the Tanks
which are used to split the Powerballs, one at a time, as needed to generate hydrogen.

     Tanks    The Tank is a stand alone hydrogen generator where the hydrogen is actually produced. The JV has already manufactured 5 Tanks with the funds invested in the JV by the Company. The Tank is constructed of lightweight and strong Kevlar composite material. Steel, stainless steel and other materials can also be used to construct the Tank. The end caps are mounted securely using stainless steel tie rods. High density polyethylene is used for the end cap material along with special strengthening ribs. The pneumatic/hydraulic combination cylinder used to power the Splitting Mechanism is precision machined from honed cylinder material and is rated for 5 million cycles. The blade is made of a special stainless alloy designed to resist corrosion and remain sharp for millions of cycles. Pressure sensing mechanisms, valves, fittings, and static pressure refill ports are made of stainless steel or specially coated brass designed to resist NaOH corrosion. Each has been equipped with a pressure gauge, pressure relief valve and a regulator which converts pressure.

      If the JV is successful in obtaining market acceptance of the Technology and the products derived therefrom, it intends to market Tanks to various users including Original Equipment Manufacturer's ("OEM's"), such as electronics manufacturers, experimental fuel cell vehicle manufacturers and power plants. Inasmuch as the Tanks have not been manufactured by the JV on a mass basis, the cost of manufacturing the Tanks and the willingness of users to pay a particular price for the Tanks has not been determined with certainty at this time.

     Powerballs    The Powerballs are polyethylene coated pellets of sodium
hydride. The components of the Powerballs are readily available from a variety of sources. Initially, the JV will not market Powerballs as a separate product, but will use Powerballs in connection with the generation of hydrogen to be sold to purchasers of hydrogen gas. If initial marketing efforts are successful, the JV will attempt to market Powerballs with its Tanks.

     Powerballs are small solid balls or pellets (1.2 inches in diameter) of sodium hydride that are coated with a waterproof plastic coating or skin. Powerballs are stored directly in water. They can remain in water for months with little or no change to the coatings. When a Powerball is cut in half under water, the sodium hydride inside reacts with the water to produce hydrogen. A Powerball will react to completion in approximately 10 seconds.

     The Splitting Mechanism, Tanks, and Powerballs will initially be manufactured by the JV. Necessary components will be supplied by a variety of outside contractors and suppliers, including fabrication, machining, laser cutting, vending suppliers, chemical, etc.

     Deposits and/or orders have been received by the Joint Venture for the new Tanks from a variety of companies in the United States and abroad, including the following: Vance Mathews in Idaho (1), Technitrace in Utah (5), Patrick Flanagan in Arizona (2), Optimox Corporation in California (1), Zevco in the United Kingdom (2), Moonjo Jung in South Korea (1), Axel Schodel in Germany (1), the Marcelo Group in Australia (1), and Envirotech in Japan (1). An old style Tank has been sold to Warsitz Enterprises, and a new Tank has been sold to Aselan, Inc. in Turkey. The Company intends to offer the new Tanks for general sale at a price of $2,000.

Recycling Plant
---------------
     An important aspect of the JV's initial plan is the development of a Powerball Recycling Plant (the "Plant"). The Plant will be used to recycle the polyethylene Powerball shells and the spent sodium hydroxide solution
(NaOH). An additional benefit of the Plant will be that sodium may be recovered from the spent sodium hydroxide solution on what management believes may be a commercially viable basis for resale to industrial and commercial users.

     In order to generate hydrogen on a cost effective basis using the Technology, there must be an economical source of Powerballs. After the Powerballs are split in the Tanks, there remain the polyethylene shells and other components of the sodium hydride pellets. The costs of generating hydrogen using the Technology will be reduced if these remains are recycled.

     The Plant constructed by the Joint Venture is designed to be a proto type plant. The operation of the Plant may involve additional research and development efforts and continuing operations will likely require fine tuning after it is successfully placed in operation.

     As currently constructed, the Recycling Plant consists of a variety of components including two hydroxide water evaporators, a furnace, heat exchangers, a sodium reactor and various control systems. The Recycling Plant currently requires approximately 2,000 square feet of floor space. As of February 1999, engineering plans for the Plant were completed which allowed it to be built in the existing facility currently leased by the JV. The Plant was constructed by the JV under the direction of Checketts.

     In March 1999, the Joint Venture entered into a construction contract with KHI Engineering, Inc., a Utah engineering and construction corporation ("KHI"), to design, procure all equipment and materials, and construct the Plant for a total price of $250,000. At the date of this filing, construction has been completed and the final occupancy permit has been received. The tuning and testing process for the Plant has begun. The Company expects the Plant to be fully operational in the near future.

Initial Marketing Plan
----------------------
     The JV will initially direct its marketing efforts to the industrial hydrogen users market, such as peanut butter manufacturers and cooking oil manufacturers. There are currently four standard methods for providing hydrogen to industrial users: (1) hydrogen liquefaction; (2) compressed hydrogen gas; (3) on site reformation from natural gas; and (4) by-product hydrogen produced from nearby chemical plants.

     The Technology is not expected to be competitive as an alternative to hydrogen produced from on-site reformation or as a by-product from chemical plants. The business plan of the JV is to attempt to demonstrate that the Technology is a viable commercial alternative for either the bulk shipment of liquid hydrogen or the bulk shipment of compressed hydrogen gas. The JV will also attempt to market hydrogen and its hydrogen generating products to oil refineries, power plants and welding operations as part of its initial marketing efforts.

     The long-term business plan of the JV is to manufacture and market hydrogen generation products (i.e., Tanks, Powerballs and Plants). However, due to the limited capital available to the Joint Venture, management intends to attempt to prove the commercial viability of the Technology by generating and selling hydrogen generated from the JV's products and Technology to a limited number of industrial users. However, there can be no assurance that the JV will be able to produce and market hydrogen for a price which is less than prices charged by other hydrogen producers.

     A projected area of growth in the hydrogen market is as a fuel source in
proton exchange membrane (PEM) fuel cells.   The hydrogen combines with oxygen
in the fuel cells to produce electricity. General Motors, Ford, Chrysler, Daimler-Benz, BMW, Volkswagen, Volvo, Renault, Peugeot, Siemens, Toyota, Honda, Toshiba, Mitsubishi, Fuji, and Sanyo all have fuel cell development programs in an attempt to develop and market hydrogen powered automobiles.
Fuel cells can be used for many other purposes.   Without hydrogen, fuel cells
cannot function. A fuel cell works by reacting hydrogen gas with oxygen to produce water.

     As a result of the increase in fuel cell research and development activities, the demand for hydrogen required in the fuel cell industry is expected to increase significantly. In addition to the demand for hydrogen in the developing fuel cell industry, the non-fuel cell industrial market for hydrogen has continued to expand.

     The business plan of the JV is to ultimately provide hydrogen generating products or technology for a variety of uses. As of this date no specific marketing plan for uses has been developed. It is anticipated that a long-term marketing plan will be developed when there has been sufficient acceptance of the Technology and the economics of the Technology, in the market.

     No formal marketing studies have been conducted relating to the production of hydrogen through the Technology. As stated above, a detailed, long-term marketing plan has not been developed. The initial marketing efforts will be directed to trade shows and by direct marketing to end users or OEM's. As the Technology is further refined and accepted in the market as a commercially viable alternative to hydrogen generation, the JV will develop a long-term marketing plan.

Research and Development
------------------------
     The Company has not incurred and does not expect to incur any research and development costs. Research and development costs incurred by the JV may be expensed against revenues derived by the JV before any distributions are made to the Company. Initially, much of the research and development efforts of the JV have related to the construction and fine tuning of the Plant. At such time as the Technology has found commercial acceptance in initial marketing areas, the JV will attempt to obtain additional capital with which to develop other commercial uses of the Technology.

     Since inception, the Company has invested $250,000, representing its initial investment, and an additional $472,000, representing loans made by the Company to the JV towards completion of the Plant. To date, almost none of the costs for research and development incurred by the JV have been passed directly to customers. However, the costs of past development and future improvements and changes to the technology will be incorporated into the price of the products sold by the JV as the market develops.

Competition
-----------
     The JV will engage in the business of providing hydrogen generation products to end users and OEM's. Initially, the JV will compete with other companies supplying hydrogen to industrial and commercial users, such as Pax Air. Generally, such competitors supply their customers with compressed hydrogen gas or liquid hydrogen, and the Company believes its cost effective hydrogen generation system will enable it to obtain a significant market share from such customers. The JV will also compete with any other companies which may offer technologies and products for hydrogen on demand production, although no other companies offer on demand systems at this time. In a global sense, the JV will be also be competing with the suppliers of all other fuels including natural gas suppliers, gasoline suppliers, and other similar suppliers.

     The Company is aware of specific competitors working on hydrogen generating equipment, including the Arthur D. Little Corporation, Epyx Corporation, Los Alamos National Laboratory, and Analytic Power Sysvtems.

H Power is working on a hydride-water system and Dais Corporation is working on some form of pellets which dissolve in water (according to their web page). Thermo Power Corporation is working on a slurry of hydride material in oil which reacts with water to produce hydrogen.

     Sales of compressed and liquid hydrogen represent an estimated 1 billion dollar per year industry. There is great interest and demand for the development of hydrogen technology and products. This interest and demand will cause many additional companies and individuals to participate in the hydrogen industry.

     Nationally, there is significant research and development being conducted in the area of hydrogen fuel generation. The U.S. Government and numerous multinational corporations have and are funding various research projects.
The Company believes that most of the competitors and future competitors of the JV will have significantly greater assets, resources, experience, research and development talent and managerial capabilities than the Company. Although the JV's managements believes that the Technology has competitive advantages over other technologies, there can be no assurance that the JV will be able to fund the further development and marketing of Technology and related products, that the Technology will be accepted in the market place or that the Technology will be able to provide hydrogen generating capacity or products on a mass commercial basis.

Intellectual Property Rights
----------------------------
     The JV has been assigned the License for the Technology from PIC as its capital contribution to the JV. PIC acquired an Exclusive License for the Technology from Checketts, the owner of the Technology.

     Checketts has been issued United States patents for two primary inventions: (i) a Hydrogen Generation System; and (ii) a Hydrogen Generation Pelletized Fuel (e.g., the Powerball). The fuel pellet is used in the Hydrogen Generation System and is comprised of an alkali metal selected from the group consisting of sodium and calcium or metal hydride selected from the group consisting of NaH, CaH2, NaA1H4, and LiA1H4 core; and a coating of water impervious material applied over the entire surface of said core rendering the core impervious to water.

     The License with Checketts provides for the payment to Checketts of a royalty of one per cent (1%) of the net selling price for all retail and wholesale of units and/or fuel pellets sold by the licensee or any sub-licensee. The License has annual minimum production requirements commencing September 18, 1998. There are no minimum production requirements for the first license year which ran from November 1997 to September 11, 1998. The minimum production requirements for the second and third license year is of 50 units (hydrogen generation systems) and 250,000 pounds of fuel pellets (Powerballs) for each. The minimum production requirements for the fourth year 150 Units and 500,000 pounds of Powerballs. Commencing the fifth license year, the minimum production requirements are 250 units and 5,000,000 pounds of fuel pellets for each license year.

     The License extends for the longer of five years or the life of the licensed patents, subject to earlier termination without cause by the Licensee (or its assign) or with cause by Checketts.

     Patent Applications for the Technology have been filed in the United States but have not been filed in any other country. The principals of PIC have disclosed certain information about the Technology on the Internet. As a result of such disclosures, the ability of the technology owner, Checketts, to obtain a patent in foreign countries has been significantly diminished if not entirely eliminated. There can be no assurance that any foreign patents will ever issue. The failure to obtain patent protection in foreign countries will have an adverse effect on the prospects of the Company and the JV. The possibility exists that without patent protection, numerous competitors could use the Technology in competing products and ventures. The possibility exists that such competitors would have the financial resources necessary to bring products using the technology to market earlier than the JV.

Personnel
---------
     The Company does not anticipate that it will be required to hire any full-time or part-time employees during the next year. The Company's primary operation will be an investment in the JV. The Company's President will provide services to the Company on an as needed basis without cash compensation for the foreseeable future. The Company's President devotes 100% of his working time, approximately 40 hours per week, to Natex. In the event that part-time or full time employees are needed, the Company anticipates it will be able to hire qualified persons.

     The JV has hired Checketts and one other employee on a full-time basis to perform the necessary Technology management, research and development and marketing efforts of the Company. Jed Checketts has devoted a minimum of 45 hours per week to the JV from its formation to the present. The JV will also hire such additional part-time employees and independent contractors as may be required to in its initial efforts to construct the Plant and commercialize the Technology. The JV pays Checketts a salary of $1,000 per week.

Government Regulation
---------------------
     Sodium hydroxide, the primary component of the Powerballs is not a regulated substance. Essentially, the only regulations to which the Company is subject are the normal local business license and building permit regulations. The JV has received its occupancy permit from West Valley City, the local authority.

Facilities
----------
     The Company has entered into an oral arrangement with Robert K. Ipson, its president, providing for the use of his residence as its executive office until such time as the Company needs additional facilities. The Company has not paid Mr. Ipson for the use of his residence.

     The JV is conducting its technical operations in a 5,000 sq. foot facility located at 2095 West 2200 South, Salt Lake City, Utah. The facility is leased from TSP Enterprises, an unaffiliated entity, by the JV. The term of the lease expires June 2000. The Company expects to be able to renew the lease. The current monthly lease payment is $2,158. These facilities will be leased until such time as additional facilities may be required. The JV currently makes the monthly lease payment.

Selected Financial Data of the Company
--------------------------------------
     The year end financial data included in the table has been selected by the Company and has been derived from the Company's financial statements included in the Company's Annual Report on Form 10KSB for its fiscal year ended December 31, 1999. All financial information for the fiscal years ended December 31, 1999 and 1998 have been examined by David Thomson, PC, certified public accountants.

                              Year Ended December 31,
                                1999          1998
                              ----------    ----------
Statement of
 Operations Data:

Revenues                      $     -       $     -
Cost of Sales                 $     -       $     -
Operating Expenses            $  415,151    $   73,608
Net (loss)                    $ (414,017)   $  (72,866)
Net (loss)
 per common  share            $    (0.43)   $    (0.12)
Weighted Average
 Shares Outstanding            1,029,501       600,000


                                   At December 31,
                                1999          1998
                              ----------    ----------
Balance Sheet Data:

Current Assets                $  129,190    $   65,664
Current Liabilities           $   10,807    $     -
Work Capital(Deficit)         $  118,383    $   65,664
Property &
 Equipment (net)              $     -       $     -
Total Assets                  $  601,190    $  301,099
Long Term Liabilities         $     -       $     -
Shareholders' Equity (Deficit)$  450,218    $  301,099

Business of PIC
---------------
     PIC was formed primarily to act as holding company for the Technology, and to serve as an existing entity in the event that PIC's relationship with Natex and the JV did not produce its intended results in terms of financing and start-up operations for testing the Technology. (See disclosure contained herein under the headings "Business of the Company" and "Intellectual Property Rights" for additional information and explanation regarding the Technology). Management of PIC is now prepared to merge into Natex in exchange for the equity interest outlined below.

Selected Financial Data of PIC
------------------------------
     The year end financial data included in the table has been selected by PIC and has been derived from PIC's balance sheets at December 31, 1999 and 1998 and statements of operations for its fiscal years ended December 31, 1999 and 1998. All financial information for the fiscal years ended December 31, 1999 and 1998 has been examined by David Thomson, PC, certified public accountants.


                                  Year Ended December 31,
                                    1999          1998
                                 ----------    ----------
Statement of
 Operations Data:

Revenues                         $     -       $     -
Cost of Sales                    $     -       $     -
Operating Expenses               $     -       $       10
Net income(loss)                 $     -       $      (10)
Net earnings (loss)
 per common share                $    (0.00)   $    (0.01)
Weighted Average
 Shares Outstanding                   1,000         1,000


                                      At December 31,
                                    1998          1997
                                 ----------    ----------
Balance Sheet Data:

Current Assets                   $     -       $     -
Current Liabilities              $      454    $      454
Work Capital (Deficit)           $     (454)   $     (454)
Property & Equipment (net)       $     -       $     -
Total Assets                     $   76,000    $     -
Long Term Liabilities            $     -       $     -
Shareholders' Equity (Deficit)   $   75,546    $     (454)

Market Price of the Company's Common Stock and Dividends
--------------------------------------------------------
     The following table sets forth, for the respective periods indicated, the prices of the Company's Common Stock in the over the counter market as reported by a market maker on the NASD'S OTC Bulletin Board. Such over the counter market quotations are based on inter-dealer bid prices, without markup, markdown or commission, and may not necessarily represent actual transactions.

                                                   Bid Quotation
                                                   -------------

Fiscal Year 2000                          High Bid              Low Bid
----------------                          --------              -------
Quarter ended 3/31/00                     $19.00                $3.12

Fiscal Year 1999                          High Bid              Low Bid
----------------                          --------              -------
Quarter ended 3/31/99                     $2.50                 $1.12
Quarter ended 6/30/99                     $7.00                 $1.75
Quarter ended 9/30/99                     $2.88                 $1.75
Quarter ended 12/30/99                    $3.75                 $2.88

Fiscal Year 1998                          High Bid              Low Bid
----------------                          --------              -------
Quarter ended 3/31/98                     $5.81                 $1.12
Quarter ended 6/30/98                     $5.87                 $1.62
Quarter ended 9/30/98                     $4.50                 $0.94
Quarter ended 12/31/98                  $3.50                 $1.25


     To the best knowledge of management of the Company, prior to January 1 1998, there was no reported bid or ask prices for the Company's Common Stock and there was no trading of the Company's Common Stock during its fiscal years ended December 31, 1997.

     The number of shareholders of record of the Company's Common Stock as of March 23, 2000, was approximately 60.

     The Company has not paid any cash dividends to date and does not anticipate paying dividends in the foreseeable future.

PRO FORMA FINANCIAL INFORMATION
--------------------------------

                         POWERBALL INTERNATIONAL, INC.
                          (Formerly Natex Corporation)

                           POWERBALL INDUSTRIES, INC.

             PRO FORMA COMBINED BALANCE SHEET AND INCOME STATEMENTS
                                 (Unaudited)

The following unaudited proforma combined balance sheet and statement of income aggregates the balance sheet and statement of operations of Powerball International, Inc. formerly Natex Corporation (A Utah Corporation) as of December 31, 1999 and the balance sheet and statement of income of Powerball Industries, Inc. (A Utah Corporation) as of December 31, 1999 giving effect to a transaction to be completed on May 15, 2000, wherein Powerball International, Inc. will acquire Powerball Industries through a merger. This business combination will be treated as a purchase with the fair value of the assets and liabilities acquired approximating historical cost at the time of the merger. Powerball International, Inc. will issue common stock in exchange for all of the issued and outstanding shares of Powerball Industries, Inc.
The following proforma balance sheet and statement of income uses the assumptions as described in the notes and the historical financial information available at December 31, 1999. The financial statements of Powerball International, Inc. at December 31, 1999 are audited. The financial statements of Powerball Industries, Inc. at December 31, 1999 are also audited.

The unaudited proforma combined balance sheet and statement of income should be read in conjunction with the separate financial statements and related notes thereto of Parent and Subsidiary. The unaudited proforma condensed combined balance sheet and statement of income are not necessarily indicative of the condensed combined balance sheet and statement of income which might have existed for the periods indicated or the results of operations as they may appear now or in the future.

PRO FORMA FINANCIAL INFORMATION
--------------------------------
                         POWERBALL INTERNATIONAL, INC.
                          (Formerly Natex Corporation)

                           POWERBALL INDUSTRIES, INC.

                      PRO FORMA COMBINED BALANCE SHEET
                                 (Unaudited)
               Giving effect to an Acquisition on May 15, 2000

                                     Powerball     Powerball     Proforma
                                   International  Industries     Increase         Proforma
                                       Inc.          Inc.       (Decrease)        Combined
                                    ------------  ------------  ----------       ------------
                                      (12-31-99)     (12-31-99)
ASSETS
Current assets
  Cash and cash equivalents         $     79,190  $       -     $   50,000 (1)    $   199,190
                                                                    70,000 (2)
  Stock subscription receivable           50,000          -        (50,000)(1)           -
                                    ------------  ------------  ----------       ------------
Total Current Assets                     129,190          -         70,000            199,190
                                    ------------  ------------  ----------       ------------
Other Assets
  Receivable - related party             472,000          -            -              472,000
  Note receivable - related entity          -           76,000         -               76,000
                                    ------------  ------------  -----------      ------------
Total Other Assets                       472,000        76,000         -              548,000
                                    ------------  ------------  -----------      ------------
Total Assets                        $    601,190  $     76,000  $    70,000      $    747,190
                                    ============  ============  ===========      ============

LIABILITIES AND
 STOCKHOLDERS' EQUITY (DEFICIT)
Current Liabilities
  Accounts payable                  $        807  $       -     $      -         $        807
  Due to affiliated company                 -              454         -                  454
  Deferred equity on stock sale           10,000          -            -               10,000
                                    ------------  ------------  -----------      ------------
Total Current Liabilities                 10,807           454         -               11,261
                                    ============  ============  ===========      ============
Noncurrent Liabilities
  Investment in limited liability
   company, at cost less share of
   income                                140,165          -            -              140,165
                                    ------------  ------------  -----------      ------------
Stockholders' equity (deficit)
  Common stock, $.001 par value,
   25,000,000 shares authorized,
   2,969,000 issued and outstanding        1,399         3,344           70 (2)         2,969
                                                                     (3,344)(3)
                                                                      1,500 (3)
  Capital in excess of par value         988,963        76,000       69,930 (2)     1,132,939
                                                                      3,344 (3)
                                                                     (1,500)(3)
                                                                     (3,798)(4)
  Earnings (deficit) accumulated
   during the development stage         (540,144)       (3,798)       3,798 (4)      (540,144)
                                    ------------  ------------  -----------      ------------
Total stockholders' equity               450,218        75,546       70,000           595,764
                                    ------------  ------------  -----------      ------------
Total liabilities and
 stockholders' equity               $    601,190  $     76,000  $    70,000      $    747,190
                                    ============  ============  ===========      ============


The accompanying notes are an integral part of this balance sheet.

PRO FORMA FINANCIAL INFORMATION
--------------------------------
                         POWERBALL INTERNATIONAL, INC.
                          (Formerly Natex Corporation)

                           POWERBALL INDUSTRIES, INC.

                      PRO FORMA COMBINED BALANCE SHEET
                                 (Unaudited)
               Giving effect to an Acquisition on May 15, 2000

                                     Powerball     Powerball     Proforma
                                   International  Industries     Increase         Proforma
                                       Inc.          Inc.       (Decrease)        Combined
                                    ------------  ------------  ----------       ------------
                                      (12-31-99)     (12-31-99)

REVENUES                            $       -     $       -     $       -        $       -

EXPENSES
  General and administrative             100,890          -             -             100,890
  Equity in loss from investment
   in limited liability company          314,261          -             -             314,261
                                    ------------  ------------  ------------      -----------
Total expenses                           415,151          -             -             415,151
                                    ------------  ------------  ------------      -----------

OPERATING LOSS                          (415,151)         -             -            (415,151)

OTHER INCOME
  Interest income                          1,234          -             -               1,234
                                    ------------  ------------  ------------      -----------
INCOME (LOSS) BEFORE INCOME TAXES       (413,917)         -             -            (413,917)
  Minimum state franchise tax                100          -             -                 100
                                    ------------  ------------  ------------      -----------
NET INCOME (LOSS) BEFORE THE
 CUMULATIVE EFFECT OF ACCOUNTING
 CHANGE                                 (414,017)         -             -            (414,017)
 Cumulative effect of accounting
 change for organization costs           (27,226)         -             -             (27,266)
                                    ------------  ------------  ------------      -----------

NET INCOME (LOSS)                   $   (441,243) $       -     $       -         $  (441,243)
                                    ============  ============  ============      ===========





The accompanying notes are an integral part of this statement of income.

PRO FORMA FINANCIAL INFORMATION
-------------------------------
                         POWERBALL INTERNATIONAL, INC.
                          (Formerly Natex Corporation)

                           POWERBALL INDUSTRIES, INC.

             PRO FORMA COMBINED NOTES TO THE FINANCIAL STATEMENTS
                                 (Unaudited)


POWERBALL INTERNATIONAL, INC. (the "Company") - (Formerly Natex Corporation) was incorporated under the laws of the state of Utah on July 9, 1998. At the present time, the Company is in the development stage. The Company was formed for the purpose of raising capital to invest in a joint venture which acquired a license to certain technology relating to the production of hydrogen, to generate hydrogen for sale, and to market hydrogen generating equipment and products. The Company will, through its investment in a joint venture, be involved in research and development efforts of commercializing the technology.

POWERBALL INDUSTRIES, INC. ("Powerball") - A Utah corporation, was organized September 3, 1997. Powerball's only office is located in Salt Lake City, Utah. At the present time, Powerball is in the development stage. Powerball was formed to use its licensed technology in a joint venture investment. The joint venture is involved in research and development efforts of trying to commercialize the technology.

Proforma Adjustments -

(1) Subsequent to December 31, 1999, the Company's stock subscription was paid.
(2) Subsequent to December 31, 1999, the Company issued 70,000 shares of its common stock for $70,000.
(3) The Company will acquire all of the issued and outstanding shares of Powerball in exchange for 1,500,000 restricted shares of previously authorized but unissued shares of the Company's common stock. The business combination will be treated as a purchase with the fair value of the assets and liabilities acquired approximating historical costs.
(4) This adjustment is part of the acquisition transaction. It eliminates the retained deficit of Powerball. Under the purchase method of accounting for the acquisition, the retained earnings of the Powerball are not recorded and the merged operations of the combined entities are shown from the date of the acquisition forward.

                            EXECUTIVE COMPENSATION

     The following tables set forth certain summary information concerning the compensation paid or accrued for each of the Company's last three completed fiscal years to the Company's chief executive officer and each of its other executive officers that received compensation in excess of $100,000 during such period (as determined at December 31, 1999, the end of the Company's last completed fiscal year):

                                                         Long Term Compensation
                                                        ----------------------

                     Annual Compensation               Awards       Payouts
                                            Other      Restricted
Name and                                    Annual      Stock     Options  LTIP     All other
Principal Position Year  Salary   Bonus($) Compensation Awards   /SARs    Payout  Compensation
------------------ ----  ------   -------- ------------ ------   -------  ------  ------------
Robert K. Ipson     1999  $ -0-     -0-      75,000       -0-      -0-      -0-       -0-
President           1998  $ -0-     -0-       -0-         -0-      -0-      -0-       -0-
                    1997  $ -0-     -0-       -0-         -0-      -0-      -0-       -0-

Bonuses and Deferred Compensation
---------------------------------
     It is expected that the Company's President, Robert K. Ipson, will primarily be responsible for the day-to-day operations of the Company and will be appointed as the Company's designate as manager of the Joint Venture. As an incentive for such services to the Company, the Company has granted Mr. Ipson an option to purchase 100,000 shares of the Company's common stock at a price of $1.00 per share. The option vests as follows: (i) 50,000 shares on January 31, 1998; and (ii) 50,000 shares on March 31, 1998. Each option is exercisable for a period of four (4) years from the date of vesting. The shares issuable upon the exercise of the Option carry registration rights which entitle Mr. Ipson to require the Company to register such shares with the Securities and Exchange Commission and with, to the extent necessary, appropriate state securities regulators. At December 31, 1999, Mr. Ipson had not exercised any of his options.

     In June 1999, Mr. Ipson signed an employment agreement with the Company for total compensation of $75,000 for the period January 1, 1999 to December 31, 1999. This compensation was paid as 150,000 Units valued at $0.50 per Unit, each Unit consisting of one share of the Company's Common Stock and one Warrant to purchase one share of Common Stock at an exercise price of $1.00 per share. At December 31, 1999, Mr. Ipson had not exercised any of the Warrants.

Compensation for Management of JV
---------------------------------
     The JV is managed by two managers, one appointed by the Company and one appointed by PIC. The Company has appointed Robert K. Ipson, its president as its management representative. PIC has appointed Checketts to serve as its representative as manager. The JV will not compensate Mr. Checketts for his services as a manager, but it has hired him as an employee at a salary of $1,000 per week. The JV will compensate Mr. Ipson at the rate of $25.00 per hour for services rendered to the JV. The rate of compensation is subject to adjustment in the future based upon factors such as the financial condition of the JV, the amount of time devoted by Mr. Ipson to the JV and the success of the JV.

Compensation Pursuant to Plans
------------------------------
     None.

Pension Table
-------------
     Not Applicable.

Other Compensation
------------------
     None.

Compensation of Directors
-------------------------
     None.

Termination of Employment and Change of Control Arrangement
-----------------------------------------------------------
     There are no compensatory plans or arrangements, including payments to be received from the Company, with respect to any person named in the Executive Compensation set out above which would in any way result in payments to any such person because of his resignation, retirement, or other termination of such person's employment with the Company or its subsidiaries, or any change in control of the Company, or a change in the person's responsibilities following a change in control of the Company.

       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of March 1, 2000 the name and address and the number of shares of the Company's Common Stock, par value $0.001 per share, held of record or beneficially by each person who held of record, or was known by the Company to own beneficially, more than 5% of the 1,469,000 shares of Common Stock issued and outstanding before the proposed merger, the name and shareholdings of each director and of all officers and directors as a group, and the respective holdings following the issuance of 1,500,000 shares in the proposed merger. The information on share numbers and percentage ownership listed assumes:
     - the exercise of options and warrants by the beneficial owner (all included warrants and options are currently exercisable); and
     - a corresponding increase in the number of shares issued and outstanding.

Security Ownership of Certain Beneficial Owners
-----------------------------------------------
Name and Address             No. of Shares  % of Class  Post Merger % of Class
----------------             -------------  ----------  ----------- ----------
Robert K. Ipson                    542,300       30.83      542,300     16.64
48 West 300 South, # 2303
Salt Lake City, UT 84101

Linda Lou Ipson                    542,300       30.83      542,300     16.64
48 West 300 South, # 2303
Salt Lake City, UT 84101

Shorland Hunsaker                  318,000       20.26      318,000     10.36
2751 East Rubidoux Road
Salt Lake City, UT  84093

Maynard Victor                     125,000        8.28      125,000      4.15
1815 Maple View Drive
Salt Lake City, UT  84124

Paul N. Davis                       80,000        5.37       80,000      2.68
2351 Hintze Drive
Salt Lake City, UT 84124

Phillip L. McStotts                 92,500        6.13       92,500      3.07
746 Quaking Aspen Drive
Murray, UT 84123

Jed Checketts                       15,000        1.02    1,093,000     36.81
2095 West 2200 South
Salt Lake City, UT 84199

Securities Ownership of Management
----------------------------------
Robert K. Ipson                - See above -
President and Director

Shorland Hunsaker              - See above -
Vice President and Director

Phillip L. McStotts            - See above -
Secretary/Treasurer and Director

Jed Checketts                  - See above -
Nominee for Director

Officers and Directors
As a Group (3 persons)             952,800       50.99   1,727,800      52.37
----------------------
[Notes on the above table appear on the following page]

In the preceding table:

   - Mr. Ipson's shares include an option to purchase 100,000 shares of the Company's common stock at $1.00 per share.

   - Linda L. Ipson is the spouse of Robert K. Ipson; shares and warrants held of record by Linda Lou Ipson may be deemed to be beneficially owned by Robert
K. Ipson, and shares, options and warrants held of record by Robert Ipson may likewise be deemed to be beneficially owned by Linda Lou Ipson.

   - Ms. Ipson holds of record 30,500 shares and 30,000 warrants. Mr. Ipson holds of record 221,800 shares, 100,000 options, and 160,000 warrants.

   - Mr. Hunsaker's shares include 218,000 shares and 100,000 warrants.

   - Mr. Victor is holder of record of 25,000 shares. The shares listed include 60,000 shares and 40,000 warrants held of record by Victor Investments, LLC., a limited liability company controlled by Maynard Victor of which Mr. Victor may be deemed to be the beneficial owner.

   - Mr. Davis' shares include 60,000 shares and 20,000 warrants.

   - Mr. McStotts' shares include 52,500 shares and 40,000 warrants.

   - The number of shares held by officers and directors as a group assumes the exercise of all of their respective options and warrants. The post merger numbers assume the approval of the merger and issuance of shares thereto, the election of Jed Checketts to the board of directors, and the exercise of all of the directors' respective options and warrants.


            CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

     In 1997, in connection the organization of the Company, the Company issued a total of 200,000 shares of its common stock to its founding shareholders for $40,000 cash and issued an option to purchase an additional 100,000 shares of common stock to Robert K. Ipson, one of its founding shareholders.

     The Company presently utilizes the residence of its president, Robert K. Ipson, as its office at no cost to the Company.

     The JV has hired Jed Checketts, the owner of PIC, the Company's Joint Venture partner, who is paid a weekly salary of $1,000.

     In addition to the original $250,000 capital contribution to the JV made by the Company, the Company agreed to loan additional capital to the JV, up to $500,000, for the purpose of (i) further development of the Technology; (ii) construction of the Plant; (iii) the manufacture of Tanks; (iv) demonstrate the commercial viability of the Technology; (v) develop commercial markets for the Technology; and(vi) meet the JV's ongoing working capital requirements.
As of December 31, 1999, the Company had loaned the JV an aggregate of $472,000.

     In March and April 1999, the Company completed a private placement of 400,000 Units consisting of one share and one warrant exercisable at $1.00 per share, at a price of $0.50 per Unit, for aggregate proceeds of $200,000. Of these Units, officers and directors purchased a total of 210,000, including 70,000 purchased by Shorland Hunsaker, 120,000 purchased by Robert Ipson and his spouse Linda, and 20,000 purchased by Philip McStotts. Of the 100,000 exercised as of December 31, 1999, 70,000 were exercised by Shorland Hunsaker.

     In June 1999, the Company issued shares and warrants to Robert Ipson in connection with an employment agreement with the Company for total compensation of $75,000 for the period January 1, 1999 to December 31, 1999. This compensation was paid as 150,000 Units valued at $0.50 per Unit, each Unit consisting of one share of the Company's Common Stock and one Warrant to purchase one share of Common Stock at an exercise price of $1.00 per share.

     In October 1999, the Company issued 15,000 shares valued at $3.00 per share to Jed Checketts in connection with royalty payments due to him from the JV for license fees for the Technology.

     In December 1999, the Company completed a private placement of 120,000 Units consisting of one share and one warrant exercisable at $1.00, at a price of $1.00 per Unit, to two officers and directors, in the amounts of 100,000 Units to Shorland Hunsaker and 20,000 Units to Philip McStotts.

     On February 11, 2000, the Company signed a Letter of Understanding with Powerball Industries, Inc. ("PIC"), the Company's JV partner, for a proposed merger in which the Company would acquire all the issued and outstanding shares of PIC in exchange for 1,500,000 shares of the Company's common stock. The terms of the letter require Jed Checketts, the owner of the Technology and a principal of PIC, to assign all his rights and title to the Technology to PIC prior to the merger. The Technology would become the property of the Company following the merger, subject to a royalty payment to Mr. Checketts based on the gross sales of the JV. Mr. Checketts would be appointed President of the Company following the merger, and the Company's name would be changed to Powerball International, Inc. The merger is subject to the completion of financial and other due diligence, the negotiation of definitive agreements, and approval by the Company's shareholders. The Company expects to be able to provide its shareholders with complete information regarding the proposed transaction on or before April 30, 2000.

               RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     David Thomson, PC, has been the independent certified public accountant who has examined the Company's financial statements for the fiscal year ended December 31, 1999.

     David Thomson, PC, has been the certified public accountant who has examined PIC's financial statements for the fiscal year ended December 31, 1999.

     The Company's Board of Directors anticipates that a representative of David Thomson, PC, will be present at the Meeting for purposes of making a statement or responding to questions.

                              SHAREHOLDER PROPOSALS

     No proposals have been submitted by shareholders of the Company for consideration at the Special Meeting. It is anticipated that the next annual meeting of shareholders will be held during March 2000. Shareholders may present proposals for inclusion in the Information Statement to be mailed in connection with the next annual meeting of shareholders of the Company, provided such proposals are received by the Company no later than 90 days prior to such meeting, and are otherwise in compliance with applicable laws and regulations and the governing provisions of the articles of incorporation and bylaws of the Company.

                                 LEGAL MATTERS
     None.
                                 OTHER MATTERS

     Management does not know of any business other than referred to in the Notice which may be considered at the meeting. If any other matters should properly come before the Special Meeting, such matters will be properly addressed and resolved and those in attendance will vote on such matters in accordance with their best judgment.

                                         NATEX CORPORATION
                                         By order of the Board of Directors


                                         /S/ Robert K. Ipson, President


Salt Lake City, Utah
April 24, 2000

Independent Auditor's Report
----------------------------

Board of Director
NATEX CORPORATION
Salt Lake City, Utah


I have audited the accompanying balance sheet of Natex Corporation (a development stage company) as of December 31, 1999 and the related statements of operations, stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on the financial statements based on my audit. The financial statements of Natex Corporation for the year ended December 31, 1998 and from inception to December 31, 1999, were audited by other auditors whose report thereon, dated February 5, 1999, expressed an unqualified opinion.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Natex Corporation (a development stage company) as of December 31, 1999 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

As discussed in Note 8, the Company has been in the development stage since its inception on July 9, 1997. Realization of a major portion of the assets is dependent upon the Company's ability to meet its future financing requirements, and the success of its future operations and that of the partnership in which it has loaned or invested most of the capital it has raised. The Company at December 31, 1999 had a deficit accumulated during its development stage of $552,703. These factors raise substantial doubt the Company's ability to continue as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classification of liabilities that might be necessary in the event the Company cannot continue in existence.

As discussed in Note 1 to the financial statements under organization costs, the Company in 1999 changed its method of accounting for the costs of organizing the Company.




Salt Lake City, Utah
February 29, 2000

PAGE> 34
                               NATEX CORPORATION
                         (A Development Stage Company)
                                BALANCE SHEETS


  ASSETS
                                                           December 31,
                                                       1999           1998
                                                    -----------   -----------
CURRENT ASSETS
 Cash in bank                                       $    79,190   $    65,664
 Stock subscription receivable - related party           50,000          -
                                                    -----------   -----------
    Total Current Assets                                129,190        65,664
                                                    -----------   -----------
OTHER ASSETS
 Receivable - related party                             472,000        44,000
 Organization costs, net of amortization of $-0-
  and $1,239                                               -           17,339
 Investments in limited liability company, at cost
  less shares of losses                                    -          174,096
                                                    -----------   -----------
    Total Other Assets                                  472,000       235,435
                                                    -----------   -----------
TOTAL ASSETS                                        $   601,190   $   301,099
                                                    ===========   ===========

  LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
 Accounts Payable                                   $       807   $      -
 Deferred equity on stock sale                           10,000          -
                                                    -----------   -----------
    Total Current Liabilities                            10,807          -
                                                    -----------   -----------
NONCURRENT LIABILITIES
 Investments in limited liability company,
  at cost less share of losses                          140,165          -
                                                    -----------   -----------
STOCKHOLDERS' EQUITY
 Common stock, $.001 par value, 25,000,000 shares
  authorized, 1,399,000 and 600,000 shares issued
  and outstanding respectively                            1,399           600
 Capital in excess of par value                         988,963       399,400
 Earnings (deficit) accumulated during the
  development stage                                    (540,144)      (98,901)
                                                    -----------   -----------
    Total Stockholders' Equity                          450,218       301,099
                                                    -----------   -----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY          $   601,190   $   301,099
                                                    ===========   ===========




The accompanying notes are an integral part of these financial statements.

                                NATEX CORPORATION
                         (A Development Stage Company)
                            STATEMENTS OF OPERATIONS

                                                                 (Deficit)
                               For the          For the         Accumulated
                             Year ended       Year ended         During the
                            December 31,     December 31,      Development
                                1999             1998              Stage
                             -----------     ---------------   --------------
REVENUE                      $      -        $          -      $         -

EXPENSES
 Loss from partnership           314,261              50,717          390,165
 Office expense                    6,003                 748            6,769
 Professional fees                91,558               4,967           97,355
 Amortization expense               -                  1,239            1,239
 Dues and subscriptions             -                  2,190            2,190
 Filing fees                       2,555              12,436           14,991
 Travel                             -                  1,301            1,301
 Taxes and licenses                  774                  10              784
                                 -------              ------          -------
    Total Expenses               415,151              73,608          514,794
                                 -------              ------          -------
OPERATING  LOSS                 (415,151)            (73,608)        (514,794)

OTHER INCOME
 Interest Income                   1,234                 842            2,076
                                  ------              ------           ------

INCOME(L0SS) BEFORE INCOME
 TAXES                          (413,917)            (72,766)        (512,718)
 Minimum State franchise tax         100                 100              200
                                 -------              ------          -------
NET INCOME (LOSS) BEFORE
 CUMULATIVE EFFECT OF
 ACCOUNTING CHANGE              (414,017)            (72,866)        (512,918)

 Cumulative effect of
  accounting change for
  organization costs             (27,226)               -             (27,226)
                                 -------              ------          -------
NET INCOME (LOSS)            $  (441,243)    $       (72,866)   $    (540,144)
                                 =======              ======          =======
EARNINGS (LOSS) PER SHARE
 BEFORE ACCOUNTING CHANGE    $     (0.40)    $         (0.12)   $       (0.73)
                                    ====                ====             ====
CUMULATIVE EFFECT OF
 ACCOUNTING CHANGE           $     (0.03)    $         (0.00)   $       (0.04)
                                    ====                ====             ====
EARNINGS (LOSS) PER SHARE    $     (0.43)    $         (0.12)   $       (0.77)
                                    ====                ====             ====
WEIGHTED AVERAGE NUMBER OF
 COMMON SHARES                 1,029,501             600,000          705,132
                               =========             =======          =======


The accompanying notes are an integral part of these financial statements.

                                NATEX CORPORATION
                         (A Development Stage Company)
                       STATEMENT OF STOCKHOLDERS' EQUITY




                                                                                     (Deficit)
                                                                                    Accumulated
                                                                     Capital in     During the
                                               Common Stock          Excess of      Development
                                          Shares           Amount    Par Value        Stage
                                        ------------   ------------  ------------   ------------
BALANCE, July 9, 1997 (Inception)               -      $       -     $       -      $       -

Shares issued to initial stockholders
 for cash, July 9, 1997 at $.20 per share    200,000            200        39,800           -

Shares issued pursuant to a public
 offering, December 5, 1997 at $1.00
 per share                                   400,000            400       399,600           -

Direct costs of public offering                 -              -          (40,000)          -

Net income(loss) from July 9, 1997
 (inception) to December 31, 1997               -              -             -           (26,035)
                                        ------------   ------------  ------------   ------------
BALANCE, December 31, 1997                   600,000            600       399,400        (26,035)

Net income (loss) for the year ended
  December 31, 1998                             -              -             -           (72,866)
                                        ------------   ------------  ------------   ------------

BALANCE, December 31, 1998                   600,000            600       399,400        (98,901)

Shares issued pursuant to a private
 placement at $.50 per share, March
 and April 1999                              400,000            400       199,600           -

Direct costs of stock offering                  -              -           (1,638)          -

Shares issued to vendor for services
 June 1999 at $4.00 per share                 10,000             10        39,990           -

Shares issued to officer and director
 for services, June 1999 at $.50
 per share                                   150,000            150        74,850           -

Shares issued upon exercise of
 warrants, July and September 1999 at
 $1.00 per share                             100,000            100        99,900           -

Shares issued to pay royalty for joint
 venture partner, October 1999 at
 $3.00 per share                              15,000             15        44,685           -

Shares issued to vendor for services,
 December 1999 at $3.00 per share              4,000              4        11,996           -

Shares issued to officers and directors
 pursuant to a private placement at
 $1.00 per share, December 1999              120,000            120       119,880           -

Net income (loss) for the year ended
 December 31, 1999                              -              -             -           (441,243)
                                           ---------   ------------  ------------   -------------
BALANCE, December 31, 1999                 1,399,000   $      1,399  $    988,963   $    (540,144)
                                           =========   ============  ============   =============

The accompanying notes are an integral part of these financial statements.

                                NATEX CORPORATION
                         (A Development Stage Company)
                            STATEMENTS OF CASH FLOWS

                                                 For the          For the           Cumulative
                                                Year ended       Year Ended         During the
                                               December 31,     December 31,       Development
                                                   1999             1998              Stage
                                               ------------    ---------------   --------------
CASH FLOWS FROM OPERATING ACTIVITIES:
 Net (loss)                                  $    (441,243)      $     (72,866)   $    (540,144)
 Adjustments to reconcile net (loss) to
  net cash provided by operating activities           -                   -                -
 Cumulative change in accounting principle          27,226                -              27,226
 Stock issued for services                          75,000                -              75,000
 Decrease in investment in limited liability
  company                                          314,261              50,717          390,165
 Amortization                                         -                  1,239            1,239
 Changes in assets and liabilities
  Increase in organization costs                    (9,887)               -             (28,465)
  (Increase) in accounts payable                       807                -                 807
                                                 ---------            --------        ---------
    Net cash (used) by operating activities        (33,836)            (20,910)         (74,172)
                                                 ---------            --------        ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
 Related party loans                              (331,000)               -            (375,000)
 Investment in limited liability company              -                   -            (250,000)
                                                 ---------            ---------       ---------
    Net cash provided (used) by investing
     activities                                   (331,000)               -            (625,000)
                                                 ---------            ---------       ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
 Sale of common stock                              380,000                -             820,000
 Direct costs of stock sale                         (1,638)               -             (41,648)
                                                 ---------            ---------       ---------
    Net cash provided by financing activities      378,362                -             778,362
                                                 ---------            ---------       ---------
NET INCREASE (DECREASE) IN CASH                     13,526              (20,910)         79,190

CASH - BEGINNING OF PERIOD                          65,664               86,674            -
                                                 ---------            ---------       ---------
CASH - END OF PERIOD                         $      79,190       $       65,664    $     79,190
                                                 =========            =========       =========

SUPPLEMENTAL INFORMATION

 Interest paid during the period           $        -          $         -       $       -
                                                  ======               ======          ======
 Income taxes paid during the period       $        -          $         -               -
                                                  ======               ======          ======
 Stock issued to pay royalties and
  expenses of related entity               $      97,000       $         -       $     97,000
                                                  ======               ======          ======


The accompanying notes are an integral part of these financial statements.

NATEX CORPORATION
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

NOTE   1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization - The Company was incorporated on July 9, 1997 under the laws of the State of Utah. At the present time, the Company is in the development stage. The Company was formed for the purpose of raising capital to invest in a joint venture which acquired a license to certain technology relating to the production of hydrogen, to generate hydrogen for sale, and to market hydrogen generating equipment and products. The Company will, through its investment in a joint venture, be involved in research and development efforts of commercializing the technology.

Investment in Limited Liability Company - The Company will account for its investment in the Limited Liability Company using the equity method of accounting.

Amortization of Organization Costs - The Company was amortizing its organization costs over a sixty (60) month period using the straight-line method. In 1998, the Accounting Standards Executive Committee (AcSEC) of the American Institute of Certified Public Accountants issued Statement of Position (SOP) 98-5. "Reporting on the Costs of Start-up Activities." The SOP requires costs of start-up activities and organization costs to be expensed as incurred. During 1999, the Company adopted the SOP and recognized a charge for the cumulative effect of accounting change of $27,226.

Income Taxes - The Company provides for income taxes based on the liability method, which required recognition of deferred tax assets and liabilities based on differences between financial reporting and tax bases of assets and liabilities measured using enacted tax rates and laws that are expected to be in effect when the differences are expected to reverse.

Use of Estimates - The preparation of financial statements in conformity with the generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents - For purposes of the statement of cash flows, the Company considers all investment instruments purchased with a maturity of three months or less to be cash equivalents. The Company had no noncash financing activities for the years ended December 31, 1999 and 1998.

Net Income (Loss) Per Common Share - Basic earnings (loss) per common share
(EPS) is calculated by dividing net income (loss) for the period by the weighted average number of the Company's common shares outstanding and, if applicable, EPS is computed by dividing net income by diluted diluted common equivalent shares from stock options and warrants, as calculated using the treasury stock method.

Fully diluted earnings per common share reflect the calculation of the number of common equivalent shares based on the stock price at the end of the period. Fully diluted per common share amounts are not reported because the Company has had losses for every period since inception and thus a diluted earnings per share computation would be antidilutive for December 31, 1999 and 1998. Per Financial Accounting Statement No. 128 if there is a loss from continuing operations, diluted EPS is the same as basic EPS.

NATEX CORPORATION
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

NOTE   1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  -  CONTINUED

Issuance of Shares for Services and Other Expenses - Valuation of shares issued for royalties, services and expenses of the Company and in behalf of its joint venture partner were based on the fair market value of the above items at the time of issuance

NOTE   2  -  STOCK OPTION PLAN AND STOCK FOR COMPENSATION

The Company's president agreed to perform services on behalf of the Company for no compensation. To provide incentive for such services, the Board of Directors agreed on August 1, 1997 to grant an option to purchase 100,000 shares of the Company's common stock at $1 per share. This option has not been exercised as of December 31, 1999. Of the above options, 50,000 expire January 1, 2002 and 50,00 expire March 31, 2002.

Pursuant to an employment agreement the President was also issued in June of 1999, 150,000 shares of common stock and warrants. The common stock was valued at $.50 for compensation of $75,000 and the warrants can be exercised at $1.00 per share. The transaction was concurrent with the March 1999 Private Placement of the Company's common stock. The warrants were not exercised at December 31, 1999 and expire June 6, 2002.

Subsequent to December 31, 1999, the Company issued to an employee options for 10,000 shares of common stock at $3.00 per share under a incentive stock option plan for employees. The shares vest in 3,333 shares increments on January 1, 2003, 2004, and 2005. The options expire January 1, 2006. Under the option plan the exercise price of incentive based options is equal to the market price of the Company's stock on the date of grant.

NOTE   3  -  RECEIVABLE - RELATED ENTITY

The receivable from related entity is an unsecured non-interest bearing loan which has no repayment terms. The Company has loaned $472,000 to the related party through December 31, 1999. The receivable is due from Powerball Technologies, LLC (A Development Stage Company). Natex Corporation is a 50% owner of Powerball Technologies, LLC. (See note 5).

NOTE   4  -  FAIR VALUE OF FINANCIAL INSTRUMENTS

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash and Cash Equivalents. The carrying amount reported in the balance sheet for cash and cash equivalents approximates its fair value. The carrying amounts and fair values of the Company's financial instruments are as follows:

                                       December 31,          December 31,
                                    1998               1998
                                   Carrying     Fair     Carrying      Fair
                              Amount      Value     Amount       Value
                             ---------  --------   ---------   --------
Cash and Cash Equivalents        $  79,190  $ 79,190   $  65,664   $ 65,664
                                   =========  ========   =========   ========

NATEX CORPORATION
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

NOTE   5  -  INVESTMENT IN LIMITED LIABILITY COMPANY

The Company and Powerball Industries, Inc. have formed a limited liability company called Powerball Technologies, LLC (LLC) to license the Technology; to further develop the Technology; to build a sodium hydride pellet recycling plant; to manufacture tanks in which hydrogen is generated; to demonstrate the commercial viability of the Technology; and to commercialize the Technology. Powerball Industries, Inc. assigned the Technology License to the LLC for a 50% ownership interest in the LLC. The Company invested $250,000 in the LLC for a 50% ownership interest. The LLC is a development Stage Company.

The following is a summary of financial position and results of operations of the LLC:

                                           1999              1998
                                        ---------         ---------
Current assets                          $   8,720         $ 112,361
Property and equipment-net                 18,434             -0-
Other assets                               17,564            34,486
                                        ---------         ---------
   Total assets                            44,718         $ 146,847

Current liabilities                     $  99,704         $   1,311
Long-term debt                            472,000            44,000
Members' equity                          (526,986)          101,536
                                        ---------         ---------
   Total liabilities and equity         $  44,718         $ 146,847

Revenue                                 $   -0-           $   -0-
                                        ---------         ---------
Net income (loss)                       $(628,522)        $(101,434)
                                        ---------         ---------

NOTE   6  -  STOCK OFFERINGS AND COMMON STOCK TRANSACTIONS

On December 31, 1997, the Company successfully completed a public offering of 400,000 shares of its $.001 par value common stock for $400,000 less offering costs of $40,000.

During March and April 1999, the Company completed a private placement of 400,000 Units consisting of one share of restricted Common Stock at $.50 per share and 1 Warrant for 1 share of restricted Common Stock exercisable at $1.00 per share. The Warrants expire March and April of 2002. Direct costs of the offering were $1,638. During December 1999, the Company completed a second private placement of 120,000 Units consisting of one share of restricted Common Stock at $1.00 per share and 1 Warrant for 1 share of restricted Common Stock exercisable at $1.00 per share. The Warrants expire December 2001. The Units were sold to Officers and Directors of the Company. At December 31, 1999, of the above Warrants 100,000 had been exercised. Subsequent to year end an additional 80,000 shares have been exercised.

Also during 1999, the Company issued a total of 14,000 shares of its common stock to a vendor to pay for services rendered at a value of $52,000 and 15,000 common shares to pay for royalties owed by the LLC which were valued at $45,000.

NATEX CORPORATION
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS


NOTE   6  -  STOCK OFFERINGS AND COMMON STOCK TRANSACTIONS - CONTINUED

The Company has received $10,000 for a sale of its common stock but the shares have not yet been issued. The Company has recorded this transaction as a deferred equity transaction in the liability section of the balance sheet until the shares are issued. The Company has a Stock Subscription receivable of $50,000 connected with the private placement of its Common Stock in December 1999. Subsequent to yearend the $50,000 was received and the subscription receivable was satisfied.

NOTE   7  -  INCOME TAXES

Due to losses at December 31, 1999 and 1998, the Company had no income tax liability and thus no provision for taxes was recorded. The Company had a deferred tax benefit of $9,257 derived from the amortizing of organization costs for tax reporting and expensing of organization costs for finical reporting purposes. At December 31, 1998, the Company has a net operating loss carryforward of approximately $552,700 which will expire between the years 2012 and 2019. A Valuation allowance of $197,175 has been established for those tax credits which are not expected to be realized. The change in the valuation allowances for 1999 was $163,549.

NOTE   8  -  DEVELOPMENT STAGE COMPANY AND GOING CONCERN

The Company is a development stage company as defined in Financial Accounting Standards Board Statement No. 7. It has yet to commence full-scale business operations. From inception through the date of these financial statements, the Company did not have any net income form operations. At the current time, the Company has a deficit accumulated during the development stage of $552,703.

Accordingly, the Company's ability to accomplish it business strategy and to ultimately become profitable is at this time dependent on the success of its joint venture and the joint venture's future ability to generate significant revenue and to ultimately achieve profitable operations. At present most of the capital the Company has obtained has been loaned to the joint venture. There can be no assurance that the Company will be able to obtain additional funding. and, if available, that the funding will be obtained on terms favorable to or affordable or in adequate amounts needed to complete its current business plan with its joint venture. The Company's management is exploring all of its options so that if can successfully develop successful operations around its business plan. Ultimately, however, the Company will need to achieve profitable operations in order to continue as a going concern

NOTE  9  -  SUBSEQUENT EVENTS

The Company has signed a letter of understanding with Powerball Industries, Inc. (PIC) which is the other owner in the LLC. Under the terms of the letter the Company will acquire PIC by effecting a merger in which the Company will acquire all of the issued and outstanding stock of PIC in exchange for the issuance of one million five hundred thousand shares of the Common Stock of the Company. The letter also addresses the assignment of technology, the share exchange, a rewriting of the exclusive license agreement and assignment, and the Royalty agreement of the LLC. This acquisition will be accounted for as a purchase.

NATEX CORPORATION
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

NOTE  10  -  OFFICE SPACE

The Company is receiving free office space from the management of the Company. The management of the Company has deemed the value of the free office space to be of nominal value through December 31, 1999.

Independent Auditor's Report
----------------------------

Board of Director
Powerball Industries, Inc.
Salt Lake City, Utah

I have audited the accompanying balance sheets of Powerball Industries, Inc. (a development stage company) and (an S Corporation) as of December 31, 1999 and 1998 and the related statements of operations, stockholders' equity and cash flows for the years then ended and from inception (September 3, 1997) to December 31, 1999. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on the financial statements based on my audits.

I conducted my audits in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Powerball Industries, Inc. (a development stage company) as of December 31, 1999 and 1998 and the results of its operations and its cash flows for the years then ended and from inception (September 3, 1997) to December 31, 1999 in conformity with generally accepted accounting principles.

As discussed in Note 4, the Company has been in the development stage since its inception on September 3, 1997. Realization of a major portion of the assets is dependent upon the Company's ability to meet its future financing requirements, and the success of future operations. The Company at December 31, 1999 had no working capital. These factors raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classification of liabilities that might be necessary in the event the Company cannot continue in existence.

Salt Lake City, Utah
March 23, 2000

                          POWERBALL INDUSTRIES, INC.
                        (A Development Stage Company)
                                Balance Sheet

                                           December 31,           December 31,
                                               1999                   1998
                                           -------------          ------------

CURRENT ASSETS
     Cash                                  $      -               $     -

       TOTAL CURRENT ASSETS                       -                     -
                                           -----------            -----------

     OTHER ASSETS
       Investment in limited liability
         company, at cost less share of
         losses
       Note receivable - affiliated
         company                                76,000                  -
                                           -----------            -----------
     TOTAL ASSETS                          $    76,000            $     -
                                           ===========            ===========
LIABILITIES AND MEMBERS' EQUITY
CURRENT LIABILITIES
     Account payable                       $      -               $       454
                                           -----------            -----------
     Due to affiliated company                     454                  -
                                           -----------            -----------
     TOTAL CURRENT LIABILITIES                     454                    454
                                           -----------            -----------
STOCKHOLDERS' EQUITY
     Common stock, no par value, 100,000
     shares authorized, 1,000 shares issued
     and outstanding all periods                 3,344                  3,344
     Additional paid-in capital                 76,000                  -
     Deficit accumulated during the
     development stage.                         (3,798)                (3,798)
                                           -----------            -----------
     Total stockholders' equity (deficit)       75,546                   (454)
                                           -----------            ------------
TOTAL LIABILITIES AND
     STOCKHOLDERS' EQUITY                  $    76,000                   -
                                           ===========            ===========




The footnotes hereto are an integral part of these financial statements.

                            POWERBALL INDUSTRIES, INC.
                         (A Development Stage Company)
                            STATEMENT OF OPERATIONS
                      December 31, 1998 to December 31, 1999




                                                                (Deficit)
                         For the Year       For the Year       Accumulated
                        Ended December     Ended December       During the
                                                               Development
                           31, 1999            31, 1998           Stage
                         ------------       ------------        ----------

REVENUE                  $                  $                   $
                         ------------       ------------        ----------

EXPENSES:
  Legal fees                                          10               454
    Equity in loss
  from investment in           -                    -                3,344
limited liability
company                  ------------       ------------        ----------
                         $     -            $         10        $    3,798
                         ------------       ------------        ----------

NET INCOME (LOSS)        $     -            $        (10)       $   (3,798)
                         ============       ============        ==========

EARNING (LOSS) PER
  SHARE                  $      (0,00)      $      (0.01)       $    (3.80)
                         ============       ============        ==========

WEIGHTED AVERAGE
  NUMBER OF COMMON
  SHARES                        1,000              1,000             1,000
                         ============       ============        ==========











The footnotes hereto are an integral part of these financial statements.

                       POWERBALL INDUSTRIES, INC.
                     (A Development Stage Company)
                   STATEMENT OF STOCKHOLDERS' EQUITY








                                                       (Deficit)
                                                                    Accumulated
                              Common                 Additional      During the        Total
                               Stock                  Paid-in       Development     Stockholders'
                               Shares     Amount      Capitol          Stage           Equity
                               -------    ------      --------        ---------    -------------

BALANCE, SEPTEMBER 3, 1997   $    -       $   -      $      -     $        -                -
                                ------    -------      --------       ---------    -------------
Equity given for technology
and patent under license
agreement                       1,000       3,344           -              -               3,344
                               -------    -------      --------       ---------     ------------
Net (loss) for period
September 3, 1997 to
December 31, 1997                 -           -             -            (3,788)          (3,788)
                               -------    -------      --------       ---------     ------------

BALANCE, December 31,
1997                            1,000       3,344           -            (3,788)            (444)
                               -------    -------      --------       ---------    -------------
Net income (loss) for the
year ended December 31,
1998                              -           -             -               (10)             (10)
                               -------    --------     --------       ---------    -------------

Balance, December 31, 1998      1,000        3,344          -            (3,798)            (454)
                               -------    --------     --------       ---------    -------------

(Capital contributed to the
Company by a stockholder          -           -          76,000            -              76,000
                               -------    --------     --------       ---------    -------------
Net income loss) for the
year ended December 31, 1999      -           -               -            -                -
                               -------    --------     --------       ---------    -------------
Balance, December 31, 1999      1,000        3,344       76,000          (3,798)          75,546
                               -------    --------     --------       ---------    -------------



The footnotes hereto are an integral part of these financial statements.

                            POWERBALL INDUSTRIES, INC.
                          (A Developmental Stage Company)
                              STATEMENTS OF CASH FLOWS



                                 For the           For the          (Deficit)
                                           Year              Year          Accumulated
                                          Ended             Ended           During the
                                         December          December        Development
                                           31,               31,              Stage
                                          1999              1998
                                       ------------      ------------     ------------
CASH FLOWS FROM
OPERATING ACTIVITIES
Net (loss)                             $      -          $        (10)    $     (3,798)
Adjustments to reconcile               ------------      ------------     ------------
net (loss) to net cash
provided by operating
activities


Decrease in investment in
limited liability company                     -                 -                3,344
                                       ------------      ------------     ------------
Changes in assets and liabilities
Account payable                                (454)               10             -
Due to affiliated company                       454             -                  454
                                       ------------      ------------     ------------
Net cash (used) by operating
activities                                    -                 -                 -
                                       ------------      ------------     ------------


CASH FLOW FROM INVESTING ACTIVITIES
Note receivable-affiliated company          (76,000)            -              (76,000)
                                       ------------      ------------     ------------


Net cash provided (used) by investing
activities                                  (76,000)            -              (76,000)
                                     ------------     -------------     ------------

CASH FLOWS FROM FINANCING ACTIVITIES
Capital contributed by stockholder            76,000             -               76,000
                                        ------------    -------------      ------------

Net Cash Provided by Financing
Activities                                    76,000             -               76,000
                                        ------------     -------------     ------------

NET INCREASE (DECREASE) IN CASH                 -                -                 -
                                        ------------     -------------     ------------

CASH - BEGINNING OF PERIOD                      -                -                 -
                                        ------------     -------------     ------------

CASH - END OF PERIOD                    $       -        $       -        $        -
                                        ------------     -------------    -------------

SUPPLEMENTAL INFORMATION                $       -        $       -        $       3,344
                                        ------------     -------------    -------------



The footnotes hereto are an integral part of these financial statements.

                          POWERBALL INDUSTRIES, INC.
                        (A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization - The Company was organized under the laws of the State of Utah on September 3, 1997. The Company's only office is located in Salt Lake City, Utah. At the present time, the Company is in the development stage. The Company was formed to use its licensed technology in a joint venture investment. The joint venture is involved in research and development efforts of trying to commercialize the technology.

Intangible Asset - The Company obtained a license agreement from an individual in exchange for $3,344 of equity. This license was then assigned to a joint venture entity in exchange for equity in the entity. (see note 2).

Income Taxes - The Company has elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Under those provisions, the Company is not a tax paying entity for Federal or State income tax purposes and, thus, no income tax expense has been recorded in the financial statements. The Stockholders' respective share of earnings and losses are included in the Stockholders' individual member income tax returns and are taxed based on their personal tax strategies.

Issuance of Shares for License agreement - Valuation of shares issued in exchange for the license agreement were based on cost paid by the individual to obtain the patents and technology.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents - For purposes of the statement of cash flows, the Company considers all investment instruments purchased with a maturity of three months or less to be cash equivalents. The Company had no noncash investing and financing activities at December 31, 1999 and 1998.

NOTE 2 - LOAN RECEIVABLE - RELATED ENTITY

A Long-term loan receivable to a related entity for the year ended December 31, 1999 and 1998 is summarized below:

        Loan receivable                          1999          1998
        ---------------                          ----          ----

        Powerball Technologies LLC             76,000            -
                                              -------          ----
                                              $76,000          $ -
                                              =======          ====

                        POWERBALL INDUSTRIES, INC.
                      (A Development State Company)

                   NOTES TO FINANCIAL STATEMENTS (Con't)


NOTE 2 - LOAN RECEIVABLE - RELATED ENTITY - CONTINUED

Powerball Technologies, LLC ("LLC") is a limited liability company created to develop technology and patents that the Company licensed to it. In exchange for the license assignment the Company became a 50% member of the LLC. The Company and has lent the LLC $76,000 on an unsecured non-interest basis. There are no payback terms on the loan. The Company received the $76,000 to lend to the LLC from a stockholder who contributed the cash to the Company. The contributed capital of $76,000 is shown as additional equity added to the no par common stock of the Company.

NOTE 3 - COMMON STOCK TRANSACTION

The Company issued 1,000 shares of its common stock to an individual in exchange for a license agreement for patents and technology. The shares were recorded at the cost paid by the individual to obtain the patents and technology.

NOTE 4 - DEVELOPMENT STAGE COMPANY AND GOING CONCERN

The Company is a development stage company as defined in Financial Accounting Standards Board Statement No. 7. It has yet to commence full-scale business operations. From inception through the date of these financial statements, the Company did not have any net income from operations.

The Company has not yet generated revenue and its only activity is from its investment in the LLC.(see note 2). Accordingly, the Company's ability to accomplish it business strategy and to ultimately achieve profitable operations is currently dependent upon the success of the LLC. Ultimately, however, the Company will need to achieve profitable operations in order to continue as a going concern.

NOTE 5 - INVESTMENT CARRIED AT EQUITY

Investments in unconsolidated subsidiaries, jointly owned companies, and other investees in which the Company has a 20% to 50% interest or otherwise exercises significant influence are carried at cost, adjusted for the Company's proportionate share of their undistributed earnings or losses. The ownership percentage of the Company's Investment in Powerball Technology, LLC is 50%.

During 1997, the Company suspended the equity method of accounting for its investment in the LLC when the Company's share of losses equaled the carrying amount of the investment. The Company's share of the LLC's loss charged to operations in 1997 was $3,344. The Company's unrecorded share of the LLC's losses for 1999, 1998, and 1997 was $314,261, $50,717, and $21,843
respectively.

                        POWERBALL INDUSTRIES, INC.
                      (A Development Stage Company)

                NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 5 - INVESTMENT CARRIED AT EQUITY - CONTINUED

The following is a summary of financial position and results of operations of the LLC:


                                                 1999          1998
                                               ---------     ---------

               Current assets                   $  8,720      $112,361
               Property and equipment - net       18,434         -0-
               Other assets                       17,564        34,486
                    Total assets               ---------     ---------
                                                $ 44,718      $146,847

               Current liabilities              $ 99,704      $  1,311
               Long-term debt                    472,000        44,000
               Members' equity                  (526,986)      101,536
                                               ---------      --------
                    Total liabilities and
                    equity                      $ 44,718      $146,847

              Revenue                           $  -0-        $  -0-
                                               ---------     ---------
              Net income (loss)                $(628,522)    $(101,434)
                                               ---------     ---------

NOTE 6 - SUBSEQUENT EVENTS

The Company, has signed a letter of understanding with Natex Corporation (Natex) which is also an equity owner of the LLC. Under the terms of the letter Natex will acquire the Company by effecting a merger in which Natex will acquire all the issued and outstanding stock of the Company in exchange for the issuance of one million five hundred thousand shares of the common stock of Natex. The letter also addresses the assignment of technology, the share exchange, a rewriting of the exclusive license agreement and assignment, and the Royalty agreement. This acquisition will be accounted for as a purchase.

AGREEMENT AND PLAN OF MERGER

  This Agreement and Plan of Merger is entered into this ____ day of April 2000, by and between Natex Corporation, a Utah corporation ("Acquiror"); Powerball Industries, Inc., a Utah ("Acquiree"); and the persons listed in Exhibit "A" attached hereto and by this reference made a part hereof, representing all of the stockholders of Acquiree ( "Stockholders").

RECITALS

  Stockholders own all of the issued and outstanding capital stock of Acquiree. Acquiror desires to acquire all of the issued and outstanding shares of capital stock of Acquiree, effecting of merger of Acquiree into Acquiror, and Stockholders desire to exchange their shares in Acquiree solely for shares of Acquiror's common stock, $0.001 par value, as described herein.

  NOW, THEREFORE, for the mutual consideration set out herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

AGREEMENT

  1. Plan of Merger. Stockholders of Acquiree are the owners of all of the issued and outstanding shares of capital stock of Acquiree. It is the intention of the parties hereto that all of the issued and outstanding shares of capital stock of Acquiree shall be acquired by Acquiror in exchange solely for Acquiror's voting common stock. It is the intention of the parties hereto that this transaction qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

  2. Exchange of Shares. Acquiror and Stockholders agree that all of the issued and outstanding shares of capital stock of Acquiree consisting, at the Closing Date, of 1,000 shares of common stock, will be exchanged with Acquiror for 1,500,000 shares of restricted common stock of Acquiror. The Acquiror shares will, on the Closing Date, as hereafter defined, be delivered to the Stockholders in exchange for their shares in Acquiree. Stockholders represent and warrant that they will hold such shares of common stock of Acquiror for investment purposes and not for further public distribution and agree that the shares shall be appropriately restricted.

  3.  Delivery of Shares.   On or before the Closing Date, Stockholders will
deliver certificates representing all of the issued and outstanding shares of Acquiree, duly endorsed so as to make Acquiror the sole holder thereof, free and clear of all claims and encumbrances. On such Closing Date, delivery of the Acquiror shares, which will be appropriately restricted as to transfer, will be made to the Stockholders as set forth herein. The transaction contemplated herein shall not close unless all of the issued and outstanding shares of Acquiree are delivered at Closing and the owners thereof execute this Agreement. A list of shares of Acquiree, the owner thereof and shares of Acquiror to be received by each Stockholder is attached hereto as Exhibit "A". Each Stockholder shall sign Exhibit "B", attached hereto and by this reference made a part hereof, evidencing his or her intent to be a party to this Agreement and bound hereby.

  4.  Termination.

  A. This Agreement may be terminated by action of the Board of Directors of Acquiror, or by the Stockholders of Acquiree at any time prior to the Closing Date if:

  (1) There shall be any actual or threatened action or proceeding by or before any court or any other governmental body which shall seek to restrain, prohibit, or invalidate the transactions contemplated by this Agreement and which, in the judgment of such Board of Directors made in good faith and based upon the advice of legal counsel, makes it inadvisable to proceed with the transactions contemplated by this Agreement; or

  (2) The Closing shall not have occurred prior to March 31, 2000, or such later date as shall have been approved by parties hereto, other than for reasons set forth in paragraph B or C below.

In the event of termination pursuant to this Section 4 (A) , no obligation, right, or liability shall arise hereunder and each party shall bear all of the expenses incurred by them in connection with the negotiation, drafting, and execution of this Agreement and the consummation of the transactions herein contemplated.

  B. This Agreement may be terminated at any time prior to the Closing Date by action of Acquiror if:

  (1) Acquiree or the Stockholders shall fail to comply in any material respect with any of its or their covenants or agreements contained in this Agreement or if any of the representations or warranties of Acquiree or the Stockholders contained herein shall be inaccurate in any material respect; or

  (2) There shall have been any material change after February1, 2000, in the assets, properties, business, or financial condition of Acquiree taken as a whole which could have a materially adverse effect on the value of the business of Acquiree except any changes disclosed in any exhibits or schedules attached hereto.

  In the event this Agreement is terminated pursuant to this Section 4 (B), this Agreement shall be of no further force or effect, no obligation, right, or liability shall arise hereunder, and Acquiree shall bear its own costs as well as the legal, accounting, printing, and other costs incurred by Acquiror in connection with the negotiation, preparation, and execution of this Agreement and the transactions herein contemplated.

  C. This Agreement may be terminated at any time prior to the Closing Date by action of the Board of Directors of Acquiree or by the Stockholders of Acquiree if:

  (1) Acquiror shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of Acquiror contained herein shall be inaccurate in any material respect; or

  (2) There shall have been any material adverse change after February 1, 2000, in the assets, properties, business, or financial condition of Acquiror as a whole which could have a materially adverse effect on the value of the business of Acquiror taken as a whole except any changes disclosed in any exhibit or schedule attached hereto.

  In the event this Agreement is terminated pursuant to this Section 4 (C), this Agreement shall be of no further force or effect, no obligation, right, or liability shall arise hereunder, and Acquiror shall bear its own costs as well as the legal, accounting, printing, and other costs incurred by Acquiree and the Stockholders in connection with negotiation, preparation, and execution of this Agreement and the transactions herein contemplated.

  5.  Representations  and Warranties of Stockholders and Acquiree.

  A. The Stockholders and Acquiree hereby represent and warrant that, effective this date and the Closing Date, the representations and warranties listed below are true and correct.

  (1) Stockholders of Acquiree. The Stockholders are the owners of all of the issued and outstanding shares of the capital stock of Acquiree; such shares are free from claims, liens, or other encumbrances; and Stockholders have the unqualified right to sell, transfer, and dispose of such shares subject to the laws of bankruptcy, insolvency, and general creditors' rights. Each Stockholder represents and warrants, that in regards to his or her shares of Acquiree, such Stockholder has the full right and authority to execute this Agreement and to transfer his or her shares of Acquiree to Acquiror.

  (2)  Restricted  Shares  to  be  Issued.     The Stockholders understand and
are aware that the issuance of Acquiror's shares hereunder is being made without registration under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and that the shares so issued may not be sold or transferred without registration under the Act and under applicable state, securities laws, or unless an exemption from such registration is available. The Stockholders understand that the investment in the shares of Acquiror is speculative and may remain so for an indefinite period and acknowledge that the Stockholders are able to bear the economic risk of their investment in the shares of Acquiror. All certificates evidencing Acquiror's common stock to be issued to Stockholders shall bear appropriate restrictive legends.

  B. The Principal Stockholders of Acquiree (defined for purposes of this Agreement as owners of 2% or more of Acquiree Shares) and Acquiree hereby represent and warrant that, effective this date and the Closing Date, the representations and warranties listed below are true and correct.

  (1) Corporate Authority. Acquiree has the full corporate power and authority to enter into this Agreement and (subject to any requisite approval by the holders of Acquiree common shares) to carry out the transactions contemplated by this Agreement. The Board of Directors of Acquiree has duly authorized the execution, delivery, and performance of this Agreement.

  (2)  Financial Statements.

    (a) The audited balance sheet of Acquiree as of December 31, 1999 and 1998 and the related statements of income (loss), changes in shareholders' equity and, cash flows, and stockholders' equity for the years since inception to December 31, 1999, and 1998, including the notes thereto, and the accompanying report of David T. Thomson, PC, certified public accountants, have been delivered to Acquiror ("Acquiree Financial Statements"). To the best knowledge of Acquiree and Principal Stockholders, except as set forth in Acquiree's Schedules, such financial statements contain all adjustments (all of which are normal recurring adjustments) necessary to present fairly the results of operations and financial position for the periods and as of the dates indicated.

    (b)  The audited financial statements delivered pursuant to subparagraph
(a) have been prepared in accordance with United States generally accepted accounting principles consistently applied throughout the periods involved and, when required to be audited, have been audited by a certified public accountants licensed to practice in the United States and before the

Securities and Exchange Commission. The audited financial statements have been presented in accordance with the requirements of Regulation S-X promulgated by the SEC regarding the form and content of and requirements for financial statements to be filed with the SEC. The Acquiree Financial Statements present fairly, the financial position of Acquiree. Acquiree did not have, as of the date of the Acquiree Financial Statements, except as and to the extent reflected or reserved against therein, any liabilities or obligations (absolute or contingent) which should be reflected in any financial statements or the notes thereto prepared in accordance with generally accepted accounting principles, and all assets reflected therein present fairly the assets of Acquiree, in accordance with generally accepted accounting principles. The statements of revenue and expenses and cash flows present fairly the financial position and result of operations of Acquiree as of their respective dates and for the respective periods covered thereby.

    (c) The books and records, financial and otherwise, of Acquiree are in all material respects complete and correct and have been maintained in accordance with sound business and bookkeeping practices so as to accurately and fairly reflect, in reasonable detail, the transactions and dispositions of the assets of Acquiree.

    (d) Proper and accurate amounts of taxes have been withheld by or on behalf of Acquiree with respect to all material compensation paid to employees of Acquiree for all periods ending on or before the date hereof, and all deposits required with respect to compensation paid to such employees have been made, in complete compliance with the provisions of all material accrual or material arrangement for or payment of bonuses or special compensation applicable under tax and other laws. There are no tax liens upon any of the assets of Acquiree.

  (3) Absence of Certain Changes or Events. Except as set forth in this Agreement or the Acquiree Schedules attached hereto, since December 31, 1999, the date of the Acquiree Financial Statements,:

    (a) There has not been (1) any material adverse change in the business, operations, properties, level of inventory, assets, or financial condition of Acquiree taken as a whole; or (2) any damage, destruction, or loss to Acquiree (whether or not covered by insurance) materially and adversely affecting the business, operations, properties, assets, or conditions of Acquiree;

    (b)  Acquiree has not (1) amended its Articles of Incorporation or Bylaws;
(2) declared or made, or agreed to declare to make, any payment of dividends or distributions of any assets of any kind whatsoever to Stockholders or purchased or redeemed, or agreed to purchase or redeem, any of their capital stock; (3) waived any rights of value which in the aggregate are extraordinary or material considering the business of Acquiree; (4) made any material change in its method of management, operation, or accounting;
(5) entered into any other material transactions not in the ordinary course of business except as otherwise contemplated by this Agreement; (6) made any accrual or arrangement for or payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employee; (7) increased the rate of compensation payable or to become payable by it to any of its officers or directors or any of its employees whose monthly compensation exceeds $5,000; or (8) made any increase in any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement made to, for, or with its officers, directors, or employees;

    (c) Acquiree has not (1) granted or agreed to grant any options, warrants, or other rights for its stocks, bonds, or other corporate securities calling for the issuance thereof except as described in the Schedules attached hereto; (2) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or
contingent)   except liabilities incurred in the ordinary course of business;
(3) paid any material obligation or liability (absolute or contingent) other than current liabilities reflected in or shown on the balance sheet contained in the Acquiree Financial Statement and current liabilities incurred since that date in the ordinary course of business; (4) sold or transferred, or agreed to sell or transfer, any of its assets, property, or rights (except assets, property, or rights held as inventory or canceled or agreed to cancel, any debts or claims (except debts or claims which in the aggregate are of a value of less than $1,000); (5) made or permitted any amendment or termination of any contract, agreement, or license to which it is a party if such amendment or termination is material, considering the business of Acquiree taken as a whole; or (6) issued, delivered, or agreed to issue or deliver any stock, bonds, or other corporate securities including debentures (whether authorized and unissued or held as treasury stock); and

    (d) To the best knowledge of Acquiree, it has not become subject to any law or regulation which materially and adversely affects, or in the future may adversely affect, its business, operations, properties, assets, or condition.

  (4) Litigation and Proceedings. Acquiree is not involved in any pending litigation or governmental investigation or proceeding not reflected in such financial statements, or otherwise disclosed in the Acquiree Schedules and, to the best knowledge of Acquiree and Principal Stockholders, no litigation, claims, assessments, or governmental investigation or proceeding
is  threatened  against  Acquiree,   its   Principal Stockholders, or
properties.

  (5)  Organization.

    (a) As of the Closing Date, Acquiree will be in good standing in Utah, its state of incorporation, and will be in good standing and duly qualified to do business in each state and jurisdiction where the failure to qualify would have a material adverse effect on Acquiree.

    (b) To the best knowledge of Acquiree and Principal Stockholders, Acquiree has complied with all state, federal, and local laws in connection with its formation, issuance of securities, capitalization, and operations, and no contingent liabilities have been threatened or claims made, and no basis for the same exists with respect to said operations, formation, or capitalization, including claims for violation of any state or federal securities laws except where any noncompliance would not materially affect the business or property of the Acquiree.


  (6) Compliance with Laws, Rules and Regulations. Acquiree and Principal Stockholders represent and warrant that Acquiree complies with all applicable federal laws, rules and regulations; and all applicable State laws, rules and regulations relating to the operation of its business and the sale of Acquiree's products except to the extent that non-compliance would not materially and adversely affect the business, operations, properties, assets, or condition of Acquiree or except to the extent that non-compliance would not result in the incurrence of any material liability for Acquiree.

  (7) Tax Returns. Acquiree has filed or will file prior to closing all federal, state, county, and local income, excise, property, sales, and other tax returns, forms, or reports, which are due or required to be filed by it prior to the date hereof and have paid or made adequate provisions for the payment of all taxes, penalty fees, or assessments which have or may become due pursuant to such returns or pursuant to any assessments received.

  (8) Subsidiaries. Acquiree has no subsidiaries and does not own any capital stock, security, partnership interest, or other interest of any kind in any corporation, partnership, joint venture, association, or other entity, other than the 50% membership interest in Powerball Technologies, LLC disclosed in the Schedules.

  (9) No Conflict With Other Instruments. The execution of this Agreement will not violate or breach any document, instrument, agreement, contract, or commitment material to the business of Acquiree to which Acquiree or Principal Stockholders are a party and has been duly authorized by all appropriate and necessary action.

  (10) Capitalization. The authorized capital stock of Acquiree consists of 100,000 shares of common stock having no par value, of which 1,000 shares have been validly issued and are now outstanding, and of which 1,000 will be outstanding at the Closing Date. There are no outstanding convertible securities, warrants, options, or commitments of any nature which may cause authorized but unissued shares to be issued to any person, except as described in the schedules attached hereto. All issued and outstanding shares are legally issued, fully paid, and non-assessable, and are not issued in violation of the pre-emptive or other right of any person.

  (11) Title and Related Matters. Acquiree has good and marketable title to all of its licenses, copyrights, trademarks, trade secrets, patents, patents pending, properties, inventory, interests in properties, and other assets, real and personal, which are reflected in the Acquiree Financial Statements, or acquired after that date (except properties, interest in properties, and assets sold or otherwise disposed of since such date in the ordinary course of business), free and clear of all mortgages, liens, pledges, charges, or encumbrances except (i) statutory liens or claims not yet delinquent; (ii) such imperfections of title and easements as do not and will not materially detract from or interfere with the present or proposed use of the assets or properties subject thereto or affected thereby or otherwise materially impair present business operations on such properties or in connection with such assets; and (iii) as described in Acquiree Financial Statements or in the Acquiree Schedules. Acquiree owns, free and clear of any liens, claims, encumbrances, royalty interests, or other restrictions or limitations of any nature whatsoever, any and all procedures, techniques, business plans, methods of management, or other information utilized in the conduct of its business or operations, whether or not the value thereof is reflected in the most recent balance sheet included in the Acquiree Schedules. The assets and equipment of Acquiree that are necessary or used in the operations of its business are in good operating condition and repair, normal wear and tear excepted.

  (12)  Contracts.

    (a) Except as included or described in the Acquiree Schedules, there are no material contracts, agreements, franchises, license agreements, or other commitments to which Acquiree is a party or by which it or any of its properties or assets are bound.

    (b) Subject to the laws of bankruptcy, insolvency, general creditor's rights, and equitable principles, all contracts, agreements, franchises, license agreements, and other commitments to which Acquiree is a party or by which its properties or assets are bound and which are material to its operations taken as a whole, are valid and enforceable in all respects.

    (c)  Acquiree is not a party to or bound by, and the assets of Acquiree
are not subject to, any contract, agreement, other  commitment   or
instrument; any charter or other corporate restriction; or any judgment, order, writ, injunction, or decree which materially and adversely affects, or in the future may (as far as Acquiree can now foresee), materially and adversely affect, the business, operations, properties, assets, or condition of Acquiree.

    (d) Except as included or described in the Acquiree Schedules or reflected in the most recent Acquiree Financial Statements, Acquiree is not a party to any oral or written (a) contract for employment of any officer or employee which is not terminable on 30 days (or less) notice; (b) profit sharing, bonus, deferred compensation, stock option, severance pay, pension benefit, or retirement plan, agreement, or arrangement covered by Title IV of the Employee Retirement Income Security Act, as amended; (c) agreement, contract, or indenture relating to the borrowing of money exceeding $5,000; (d) guaranty of any obligation, other than one on which Acquiree is a primary obligor, for the borrowing of money or otherwise, excluding endorsements made for collection and other guarantees of obligations, which, in the aggregate do not exceed $5,000; (e) consulting or other similar contract with an unexpired term of more than one year of providing for payment in excess of $5,000 in the aggregate; (f) collective bargaining agreement,
(g) agreement with any present or former officer or director of Acquiree or its subsidiaries; or (h) contract, agreement, or other commitment involving payments by it of more than $5,000 in the aggregate.

  (13)  Material Contract Defaults.   To the best knowledge  of  Acquiree  and
Principal Stockholders, Acquiree is not in default in any material respect under the terms of any outstanding contract, agreement, lease, or other commitment which is material to the business, operations, properties, assets, or condition of Acquiree, and there is no event of default or other event which, with notice or lapse of time or both, would constitute a default in any material respect under any such contract, agreement, lease, or other commitment in respect of which Acquiree has not taken adequate steps to prevent such a default from occurring.

  (14) Acquiree Schedules. Acquiree has delivered to Acquiror the following schedules which are collectively referred to as the "Acquiree Schedules" and which consist of separate schedules dated as of the date of execution of this Agreement and instruments and data as of such date, all certified by the chief executive officer of Acquiree and the Principal Stockholders, as complete, true, and correct:

    (a) A schedule containing complete and correct copies of the Articles of Incorporation and Bylaws of Acquiree in effect as of the date of this Agreement;

    (b) A schedule including the financial statements of Acquiree identified in paragraph 5(b) (2).

    (c) A schedule containing a complete and correct copy of the stock ledger of Acquiree;

    (d) A schedule containing a description of all real property owned or leased by Acquiree together with a description of every mortgage, deed of trust, pledge, lien, agreement, encumbrance, claim, or equity interest of any nature whatsoever in such real property with copies of the underlying documentation;

    (e) A schedule containing copies of all material contracts, promissory notes, profit sharing arrangements, options, warrants, employment agreements, licenses, agreements, or other instruments to which Acquiree is a party or by which it or its properties or assets are bound;

    (f) A schedule describing all governmental licenses, permits, and other governmental authorizations (or requests or applications therefor) pursuant to which Acquiree carries on or propose to carry on its business (except those which, in the aggregate, are immaterial to the present or proposed business of Acquiree;

    (g) A schedule setting forth a description of any material adverse change in the business, operations, property, inventory, assets, or condition of Acquiree since the date of the Acquiree Financial Statements;

    (h) A schedule of all litigation or governmental investigation or proceeding which is pending or which, to the best knowledge of management, is threatened or contemplated;

    (i) A schedule of all other documents, disclosures, or representations required to be disclosed by this Agreement or required to be disclosed in order to set forth all material facts regarding Acquiree.

  (15)  Information.    The  information  concerning Acquiree set forth in
this Agreement and in the Acquiree Schedules is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made in light of the circumstances under which they were made not misleading.

  6. Representations and Warranties of Acquiror. Acquiror hereby represents and warrants that effective this date and the Closing Date, the following representations are true and correct:

  A. Issuance of Shares. As of the Closing Date, the Acquiror shares to be delivered to the Stockholders, will constitute valid and legally issued shares of Acquiror, fully-paid and non-assessable, and will be legally equivalent in all respects to the common stock of Acquiror issued and outstanding as of the date hereof.

  B. Authorization. The officers of Acquiror are duly authorized to execute this Agreement and have taken all action required by law and agreements, charters, Bylaws, etc., to properly and legally execute this Agreement.

  C.  Financial Statements.

  (1) The audited balance sheets of Acquiror as of December 31, 1999 and 1998, and the related statements of operations, cash flows, and stockholders' equity for the years ended December 31, 1999 and 1998, and the cumulative amounts since inception, including the notes thereto, and the accompanying Independent Auditor's Report of David T. Thomson, PC, have been delivered to Acquiror. To the best knowledge of Acquiror, except as set forth in Acquiror's Schedules, such financial statements contain all adjustments (all of which are normal recurring adjustments) necessary to present fairly the results of operations and financial position for the periods and as of the dates indicated.

  (2) The audited financial statements delivered pursuant to subparagraph (1) have been prepared in accordance with United States generally accepted accounting principles consistently applied throughout the periods involved and, when required to be audited, have been audited by a certified public accountants licensed to practice in the United States and before the

Securities and Exchange Commission. The audited financial statements have been presented in accordance with the requirements of Regulation S-X promulgated by the SEC regarding the form and content of and requirements for financial statements to be filed with the SEC. The Acquiror Financial Statements present fairly the financial position of Acquiror. Acquiror did not have, as of the date of the Acquiror Financial Statements, except as and to the extent reflected or reserved against therein, any liabilities or obligations (absolute or contingent) which should be reflected in any financial statements or the notes thereto prepared in accordance with generally accepted accounting principles, and all assets reflected therein present fairly the assets of Acquiror, in accordance with generally accepted accounting principles. The statements of revenue and expenses and cash flows present fairly the financial position and result of operations of Acquiror as of their respective dates and for the respective periods covered thereby.

  (3) The books and records, financial and otherwise, of Acquiror are in all material respects complete and correct and have been maintained in accordance with sound business and bookkeeping practices so as to accurately and fairly reflect, in reasonable detail, the transactions and dispositions of the assets of Acquiror.

  (4) Proper and accurate amounts of taxes have been withheld by or on behalf of Acquiror with respect to all material compensation paid to employees of Acquiror for all periods ending on or before the date hereof, and all deposits required with respect to compensation paid to such employees have been made, in complete compliance with the provisions of all material accrual or material arrangement for or payment of bonuses or special compensation applicable under tax and other laws. There are no tax liens upon any of the assets of Acquiror.

  D. Absence of Certain Changes or Events. Except as set forth in this Agreement or the Acquiror Schedules, since December 31, 1999:

  (1) There has not been (a) any material adverse change in the business, operations, properties, assets, or financial condition of Acquiror (whether or not covered by insurance) materially and adversely affecting the business, operations, properties, assets, or conditions of Acquiror;

  (2)  Acquiror has not (a) amended its Articles of Incorporation or Bylaws;
(b) declared or made, or agreed to declare or make, any payment of dividends or distributions of any assets of any kind whatsoever to stockholders or purchased or redeemed, or agreed to purchase or redeem any of its capital stock; (c) waived any rights or value which in the aggregate are extraordinary or material considering the business of Acquiror;
(d) made any material change in its method of management, operation, or accounting; (e) entered into any other material transactions; (f) made any accrual or arrangement for or payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employees (g) increased the rate of compensation payable or to become payable by it to any of its officers or directors of any of its employees; or (h) established or made any increase in any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement made to, for, or with its officers, directors, or employees;

  (3) Acquiror has not (a) granted or agreed to grant any options, warrants, or other rights for its stocks, bonds, or other corporate securities calling for the issuance thereof; (b) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent) except liabilities incurred in the ordinary course of business;
(c) paid any material obligation or liability (absolute or contingent) other than current liabilities reflected in or shown on the Acquiror balance sheet as of December 31, 1999, and current liabilities incurred since that date in the ordinary course of business; (d) sold or transferred, or agreed to sell or transfer, any of its assets, property, or rights, (e) made or permitted any amendment or termination of any contract, agreement, or license to which it is a party if such amendment or termination is material, considering the business of Acquiror; or (f) issued, delivered, or agreed to issue or deliver any stock, bonds, or other corporate securities including debentures (whether authorized and unissued or held as treasury stock); and

  (4) To the best knowledge of Acquiror, it has not become subject to any law or regulation which materially and adversely affects, or in the future may adversely affect, the business, operations, properties, assets, or condition of Acquiror.

  E. Litigation and Proceedings. To the best knowledge of Acquiror it is not involved in any pending litigation, claims, or governmental investigation or proceeding not reflected in such financial statements or otherwise disclosed in the Acquiror Schedules and there are no lawsuits, claims, assessments, investigations, or similar matters, to the best knowledge of management,. threatened or contemplated against Acquiror, its management, or properties.

  F. Organization. As of the Closing Date Acquiror shall be duly organized, validly existing, and in good standing under the laws of the State of Utah; it has the corporate power to own its property and to carry on its business as now being conducted and is duly qualified to do business in any jurisdiction where the failure to qualify would have a material adverse effect on Acquiror.

  G. Tax Returns. Acquiror has filed all federal, state, county, and local income, excise, property, and other tax returns, forms, or reports, which are due or required to be filed by it prior to the date hereof. Acquiror has paid or made adequate provisions for the payment of all taxes, penalty fees, or assessments which have or may become due pursuant to such filed returns or pursuant to any assessments received.

  H.  Contracts.

  (1) Except as included or referred to in the Acquiror Schedules, there are no material contracts, agreements, franchises, license agreements, or other commitments to which Acquiror is a party or by which it or any of its properties are bound.

  (2) Subject to the laws of bankruptcy, insolvency, general creditor's rights, and equitable principles, all contracts, agreements, franchises, license agreements, and other commitments to which Acquiror is a party or by which it or its properties are bound, and which are material to the operations of Acquiror, are valid and enforceable by Acquiror in all respects.

  (3) Acquiror is not a party to any contract, agreement, commitment, or instrument or subject to any charter or other corporate restriction or any judgment, order, writ, injunction, decree, or aware which materially and adversely affects, or in the future may (as far as Acquiror can now foresee) materially and adversely affect, the business, operations, properties, assets, or condition of Acquiror.

  (4) Except as included or referred to in the Acquiror Schedules or reflected in the latest Acquiror balance sheet, Acquiror is not a party to any material oral or written (a) contract for the employment of any officer or employee; (b) profit sharing, bonus, deferred compensation, stock option, severance pay, pension, benefit, or retirement plan, agreement, or arrangement covered by Title IV of the Employee Retirement Income Security Act, as amended; (c) agreement, contract, or indenture relating to the borrowing of money; (d) guaranty of any obligation, other than one which Acquiror is a primary obligor, for the borrowing of money or otherwise, excluding endorsements made for collection and other guarantees of obligations, which, in the aggregate do not exceed $10,000; (e) consulting or other similar contract with an unexpired term of more than one year or providing for payments in excess of $10,000 in the aggregate; (f) collective bargaining agreement; (g) agreement with any present or former officer or director of Acquiror; or (h) contract, agreement or other commitment involving payments by it of more than $10,000 in the aggregate.

  I. Material Contract Defaults. To the best of its knowledge, Acquiror has not materially breached, nor has it any knowledge of any pending or threatened claims or any legal basis for a claim that Acquiror has materially breached, any of the terms of conditions of any agreements, contracts, or commitments to which it is a party or is bound and the execution and performance hereof will not violate any provisions of applicable law of any agreement to which Acquiror is subject.

  J. Capitalization. The capitalization of Acquiror is, as of the date hereof, comprised of 25,000,000 shares of authorized common stock, $.00l par value, of which 1,469,000 shares are issued and outstanding. All outstanding shares have been duly authorized, validly issued, and fully-paid, and there are no outstanding or presently authorized securities, warrants, options, or related commitments of any nature not disclosed in the Acquiror's financial statements or in the Acquiror's Information Statement or in the Acquiror Schedules attached hereto. All of the outstanding shares are non-assessable and free of cumulative voting or pre-emptive rights.

  K. Subsidiaries. Acquiror has no subsidiaries and does not own any capital stock, security, partnership interest, or other interest of any kind in any corporation, partnership, joint venture, association, or other entity, other than the 50% membership interest in Powerball Technologies, LLC, as disclosed in the Schedules.

  L. Corporate Records. The corporate financial records, minute books, and other documents and records of Acquiror are to be available to present management of Acquiree prior to the Closing Date and turned over to new management in their entirety at Closing or as soon thereafter as practicable.

  M. No Conflict with Other Instrument. The execution of this Agreement will not violate or breach any document, instrument, agreement, contract, or commitment material to the business of Acquiror, to which Acquiror is a party.

  N. Securities Laws. Acquiror is a public company and represents that to the best of its knowledge it has no existing or threatened liabilities, claims, lawsuits, or basis for the same with respect to its original stock issuance to its founders, its public offering, or any dealings with its Stockholders, the public, brokers, the Securities and Exchange Commission, state agencies, or other persons. Acquiror is required to file Reports under
Section 15(d) of the Securities Exchange Act of 1934, as amended. Acquiror represents that all reports required to be filed pursuant to Section 15(d) of the Securities Act of 1934 as of the date of closing have been or will have been filed.

  O. Compliance With Laws and Regulations. Acquiror has complied with all applicable statutes and regulations of any federal, state, or other applicable governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets, or condition of Acquiror or except to the extent that noncompliance would not result in the incurrence of any material liability including, but not limited to, the Blue Sky regulations of this proposed acquisition and issuance of Acquiror common stock.

  P.  Acquiror Schedules.   Acquiror has delivered to Acquiree the following
schedules, which are collectively referred to as the "Acquiror Schedules," which are dated the date of this Agreement, all certified by an officer of Acquiror and the officers of Acquiror to be complete, true, and accurate:

  (1) A schedule containing complete and accurate copies of the Articles of Incorporation and Bylaws of Acquiror as in effect as of the date of this Agreement and copies of all Board of Directors and Shareholders Resolutions, Minutes and Consents.

  (2) A schedule containing copies of all financial statements referred to in paragraph 6(c);

  (3) A schedule containing the Prospectus of any previous public offering of common stock of Acquiror;

  (4) A schedule containing a list of the shareholders of Acquiror as of February 1, 2000;

  (5) A schedule describing all outstanding warrants to purchase shares of Acquiror's common stock;

  (6) A schedule setting forth a description of any material adverse change in the business, operations, property, inventory, assets, or conditions of Acquiror since December 31, 1999;

  (7) A schedule of all litigation or governmental investigation or proceeding which is pending or which, to the best knowledge of management, is threatened or contemplated;

  (8) A schedule containing copies of all contracts to which the Company is a party;

  (9) A schedule containing all reports filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended;

  (10) A schedule of all other documents, disclosures, or representations required to be disclosed by this Agreement or required to be disclosed in order to set forth all material facts regarding Acquiror.

  Q. Information. The information concerning Acquiror set forth in this Agreement and in the Acquiror Schedules is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact require to make the statements made, in light of the circumstances under which they were made, not misleading.

  7. Information Statement, Meeting of Natex Shareholders. As promptly as practicable after the execution of this Agreement, Acquiror shall prepare and file with the Securities and Exchange Commission ("SEC"), a preliminary information statement including a notice of special meeting of its stockholders and related material (the "Information Statement") relating to the approval of this Agreement and the transactions contemplated hereunder, as promptly as practicable following receipt of the SEC's comments thereon (or, should no SEC comments be forthcoming or the lapse of the period of time during which SEC comments are required to be furnished, promptly following a determination that no comments are forthcoming or the lapse of such period), Acquiror shall file with the SEC and mail to its stockholders of record a definitive Information Statement relating to such matters. The Information Statement shall set a date of record for all shareholders entitled to vote on this Agreement and shall include the recommendation of the Acquiror's board of directors in favor of such matters.

  8. Additional Financial Statements. To the extent required, Acquiree and Acquiror shall utilize their best efforts and cooperate to provide the financial information necessary to present the pro forma consolidated financial statements, including a pro forma consolidated balance sheet, pro forma consolidated income statements, for all periods required to be presented, including the notes thereto, and in the form and manner required for use in the Form 8-K and/or Information Statement or any other document required to be filed with the SEC, requiring the presentation of the Acquiror's financial statements under generally accepted accounting principles.

  9. Closing Date. The Closing Date herein referred to shall be upon such date as the parties hereto may mutually agree upon, but is expected to be on or about April __, 2000, but not later than May 15, 2000. At the Closing, Acquiror shall deliver and the Stockholders will be deemed to have accepted delivery, the certificate of stock to be issued in his or her name, and in connection therewith, will make delivery of his or her stock in Acquiree to Acquiror. Certain opinions, exhibits, etc., may be delivered subsequent to the Closing Date upon the mutual agreement of the parties hereto.

  10. Conditions Precedent to the Obligations of Acquiree and the Stockholders. All obligations of Acquiree and Stockholders under this Agreement are subject to the fulfillment, by Acquiror, prior to or as of the Closing Date, of each of the following conditions:

  A. The representations and warranties by or on behalf of Acquiror contained in this Agreement or in any certificate or documents delivered to Acquiree pursuant to the provisions hereof shall be true in all material respects at and as of the time of Closing as though such representations and warranties were made at and as of such time.

  B. Acquiror shall have performed and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing on the Closing Date.

  C. Acquiror shall take all corporation action necessary to issue the shares to Stockholders pursuant to this Agreement.

  D. Acquiror's Board of Directors shall approve the appointment of Acquiree's nominee, Jed Checketts, to the position as President of Acquiror.

  E. Acquiror's Board of Directors shall approve a proposal to amend Acquiror's Articles of Incorporation to change Acquiror's name to Powerball International, Inc.

  F. All instruments and documents delivered to Stockholders pursuant to the provisions hereof shall be reasonably satisfactory to legal counsel for Stockholders.

  G. Acquiror shall have delivered to Stockholders and Acquiree an opinion of its counsel dated the Closing Date to that effect that

  (1) Acquiror is a corporation duly organized, validly existing, and in good standing under the laws of the State of Utah;

  (2) Acquiror has the corporate power to carry on its business as now being conducted;

  (3) This Agreement has been duly authorized, executed, and delivered by Acquiror and is a valid and binding obligation of Acquiror; and

  (4) The shares to be issued to Stockholders hereunder will, when issued, be duly and validly issued, fully paid, and non-assessable.


  G. Acquiror shall have prepared to be executed at Closing a Royalty Agreement with Jed Checketts for payments to Jed Checketts based on the gross sales of Powerball Technologies, LLC.

  11. Conditions Precedent to the Obligations of Acquiror. All obligations of Acquiror under this Agreement are subject to the fulfillment, by Acquiree and Stockholders, prior to or as of the Closing Date, of each of the following conditions:

  A. The representations and warranties by Acquiree and Stockholders contained in this Agreement or in any certificate or document delivered to Acquiror pursuant to the provisions hereof shall be true at and as of the time of Closing as though such representations and warranties were made at and as of such time.

  B. Jed Checketts shall have assigned all rights, title and interest in the technology covered by the Exclusive License Agreement between him and Acquiree, dated September 18, 1997(the "Technology"), to Acquiree.

  C. Acquiree and Stockholders shall have performed and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing; including the delivery of all of the outstanding stock of Acquiree.

  D. Stockholders shall deliver to Acquiror a letter commonly known as an "investment letter" agreeing that the shares of stock in Acquiror are being acquired for investment purposes, and not with a view to public resale and that the materials, including current financial statements prepared and delivered by Acquiror to Stockholders, have been read and understood by Stockholders, that he is familiar with the business of Acquiror, that he is acquiring the Acquiror shares under Section 4(2), commonly known as the private offering exemption of the Securities Act of 1933, and that the shares are restricted and may not be resold, except in reliance of an exemption under the Act.

  E. Acquiree shall have delivered to Acquiror an opinion of counsel dated the Closing Date to the effect that:

  (1) Acquiree is duly organized, validly existing and in good standing under the laws of the State of Utah;

  (2) Acquiree has the corporate power to carry on its business as now being conducted, and is duly qualified to do business in the State of Utah and in any jurisdiction where so required where the nonqualification to do business in any jurisdiction would not materially adversely affect the business and properties of Acquiree; and

  (3) This Agreement has been duly authorized, executed, and delivered by Acquiree and Stockholders.

  12. Indemnification. Within the period provided in paragraph 13 herein and in accordance with the terms of that paragraph, each party to this Agreement shall indemnify and hold harmless each other party at all times after the date of this Agreement against and in respect of any liability, damage, or deficiency, all actions, suits, proceedings, demands, assessments, judgments, costs, and expenses which exceed $10,000 including attorney's fees incident to any of the foregoing, resulting from any
misrepresentations,   breach  of  covenant,   or  warranty  or nonfulfillment
of any agreement on the part of such party under this Agreement or from any misrepresentation in or omission from any certificate furnished or to be furnished to a party hereunder. Subject to the terms of this Agreement, the defaulting party shall reimburse the other party or parties on demand, for any reasonable payment made by said parties at any time after the Closing, in respect of any liability of claim to which the foregoing indemnity relates, if such payment is made after reasonable notice to the other party to defend or satisfy the same and such party failed to defend or satisfy the same. No liability shall arise for party hereof regarding a settlement of any claim unless such settlement was previously approved by such party.

  13. Nature and Survival of Representations. All representations, warranties, and covenants made by any party in this Agreement shall survive the Closing hereunder and the consummation of the transactions contemplated hereby for two years from the date hereof. All of the parties hereto are executing and carrying out the provisions of this Agreement in reliance solely on the representations, warranties, and covenants and agreements contained in this Agreement or at the Closing of the transactions herein provided for and not upon any investigation upon 'which it might have made or any representations, warranty, agreement, promise, or information, written or oral, made by the other party or any other person other than as specifically set forth herein.

  14.  Documents at Closing.   At the Closing the following transactions shall
occur, all of such transactions being deemed to occur simultaneously:

  A. Stockholders will deliver, or cause to be delivered, to Acquiror the following:

  (1) Stock certificates for all of the issued and outstanding stock of Acquiree being tendered and duly endorsed;

  (2) All corporate records of Acquiree, including without limitation, corporate minute books (which shall contain copies of the Articles of Incorporation and Bylaws, as amended to the Closing), stock ledgers, stock transfer books, corporate seals, and other such corporate books and records as may reasonably be requested for review by Acquiror and its counsel;

  (3)  The opinion of counsel for Acquiree as set forth herein;

  (4) A certificate executed by the Principal Stockholders to the effect that all representations and warranties made by Acquiree under this Agreement are true and correct as of the Closing, the same as though originally given to Acquiror on said date;

  (5) A certificate from the Secretary of State of its incorporation dated within 45 days of the Closing Date to the effect that Acquiree is in good standing under the laws of said state;

  (6) An investment letter from the Stockholders representing that they are acquiring shares of Acquiror for investment purposes only and not with a view to further distribution;

  (7)  Such  other  instruments,   documents,  and certificates, if any, as
are required to be delivered pursuant to the provision of this Agreement or which may be reasonably requested in furtherance of the provisions of this Agreement.

  B.  Acquiror will deliver or cause to be delivered to the Stockholders and
Acquiree:

  (1) Stock certificates for common stock to be issued as part of the exchange as listed on Exhibit "A";

  (2) A certificate of the president and secretary of Acquiror to the effect that all representations and warranties of Acquiror made under this Agreement are reaffirmed on the Closing Date, the same as though originally given to Stockholders on said date;

  (3)  The opinion of Acquiror's counsel set forth herein;

  (4) Certified copies of resolutions by Acquiror's Board of Directors and Stockholders authorizing this transaction;

  (5) A certificate from the Secretary of State of Acquiror's state of incorporation dated within 45 days of the Closing Date that Acquiror is in good standing under the laws of said state;

  (6)  Such  other  instruments,   documents,  and certificates, if any, as
are required to be delivered pursuant to the provision of this Agreement or which may be reasonably requested in furtherance of the provisions of this Agreement.

  15. Additional Covenants. Between the date hereof and the Closing Date, except with the prior written consent of the other party:

  A. Acquiror and Acquiree shall conduct their business only in the usual and ordinary course and the character of such business shall not be changed nor any different business be undertaken.

  B. No change shall be made in the Articles of Incorporation or Bylaws of Acquiror or Acquiree, except as described in the Acquiree Schedules attached hereto.

  C. No change shall be made in the authorized or issued shares of Acquiror or Acquiree.

  D. Neither Acquiror nor Acquiree shall discharge or satisfy any lien or encumbrance or obligation or liability, other than current liabilities shown on the financial statements heretofore delivered and current liabilities incurred since that date in the ordinary course of business.

  E. Neither Acquiror nor Acquiree shall make any payment or distribution to their respective stockholders or purchase or redeem any shares or capital stock.

  F. Neither Acquiror nor Acquiree shall mortgage, pledge, or subject to lien or encumbrance any of its assets, tangible or intangible.

  G. Neither Acquiror nor Acquiree shall cancel any debts or claims or waive any rights.

  H. Present management of Acquiror agree that after the Closing they will continue to furnish new management with such additional documentation and information regarding Acquiror as is reasonably requested.

  16.  Miscellaneous.

  A. Further Assurances. At any time and from time to time, after the effective date, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

  B. Waiver. Any failure on the part of any party hereto to comply with any of its obligations, agreements, or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

  C. Payment of Expenses. Acquiror shall pay for all of its own legal, accounting and other expenses associated with the consummation of the transactions contemplated under this Agreement, including those costs associated with the preparation, filing, and mailing of the Information Statement to the Acquiror's stockholders and holding a special meeting of the Acquiror's stockholders. Acquiror shall also pay for all of Acquiree's legal, accounting and other expenses associated with the consummation of the transactions contemplated under this Agreement.

  D.  Notices.   All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first class registered or certified mail, return receipt requested.

  E. Headings. The section and subsection heading in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

  F.  Counterparts.   This Agreement may be executed simultaneously in two or
more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


  G. Facsimile Transmission. Facsimile transmission of any signed original document, and retransmission of any signed facsimile transmission, shall be the same as delivery of an original. At the request of any party hereto, the parties will confirm facsimile transmitted signatures by signing an original document.

  H. Governing Law. This Agreement was negotiated and is being contracted for in the State of Utah, and shall be governed by the laws of the State of Utah, not withstanding any Utah or other conflict-of-law provision to the contrary, and the securities being issued herein are being issued and delivered in the State of Utah in accordance with isolated transaction and non-public offering exemption.

  I. Binding Effect. This Agreement shall be binding upon the parties hereto and inure to the benefit of the parties, their respective heirs, administrators, executors, successors, and assigns.

  J. Entire Agreement. This Agreement contains the entire agreement between the parties hereto and supersedes any and all prior agreements, arrangements, or under-standings between the parties relating to the subject matter hereof. No oral understandings, statements, promises, or inducements contrary to the terms of this Agreement exist. No representations, warranties, covenants, or conditions, express or implied, other than as set forth herein, have been made by any party.

  IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

ATTEST:          Natex Corporation, a Utah corporation

By__________________________________  By ________________________________
     Secretary                President

ATTEST:          Powerball Industries, Inc., a Utah corporation

By __________________________________  By ________________________________
     Secretary                President


STOCKHOLDERS
(See Exhibit "B" attached hereto in counterparts.)

Exhibit A

POWERBALL INDUSTRIES, INC.
List of Stockholders
                                                           Number of Shares of
Name of Shareholder  Number of Shares of                    Natex Corporation
                     Powerball Industries, Inc.  Percent Shares to be Received
                                                            in Exchange
-------------------  --------------------------  ------- ---------------------
Jed Checketts                 718.667            71.1867      1,078,000
Matthew Fisher                 14.666             1.4666          22,000
JCJ Associates, LLC           266.667            26.6667         400,000
                              -------            -------       ---------
   Total Percentage/Shares                      100.0000       1,500,000

Exhibit B

POWERBALL INDUSTRIES, INC.

Stockholders
Counterpart Signature Page

Name of Shareholder                      Date                Signature
-------------------------------------    -------        --------------------
Jed Checketts
Matthew Fisher
Allen Meadows for JCJ Associates, LLC

DISSENTERS' RIGHTS
16-10a.1301. DEFINITIONS.

For purposes of Part 13:

  (1) "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

  (2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.

  (3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under Section 16-10a-1302 and who exercises that right when and in the manner required by Sections 16-10a-1320 through 16-10a-1328.

  (4) "Fair value" with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action.

  (5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the statutory rate set forth in Section 15-1-1, compounded annually.

  (6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent the beneficial owner is recognized by the corporation as the shareholder as provided in
Section 16- 10a-723.

  (7) "Shareholder" means the record share-holder or the beneficial shareholder.

16.10a-1302. RIGHT TO DISSENT.

  (1) A shareholder, whether or not entitled to vote, is entitled to dissent from, and obtain payment of the fair value of shares held by him in the event of, any of the following corporate actions:

    (a) consummation of a plan of merger to which the corporation is a party if-
      (i) shareholder approval is required for the merger by Section 16-lOa-1103 or the articles of incorporation; or
      (ii) the corporation is a subsidiary that is merged with its parent under Section 16-10a-1104;
    (b) consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;
    (c) consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under Subsection 16-10a-1202(l), but not including a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale; and
    (d) consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to Subsection 16-10a-1202(2).
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

  (2) A shareholder is entitled to dissent and obtain payment of the fair value of his shares in the event of any other corporate action to the extent the articles of incorporation, bylaws, or a resolution of the board of directors so provides.

  (3) Notwithstanding the other provisions of this part, except to the extent otherwise provided in the articles of incorporation, bylaws, or a resolution of the board of directors, and subject to the limitations set forth in Subsection (4), a shareholder is not entitled to dissent and obtain payment under Subsection (1) of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or on the National Market System of the National Association of Securities Dealers Automated Quotation System, or were held of record by more than 2,000 shareholders, at the time of.

    (a) the record date fixed under Section 16-10a-707 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;
    (b) the record date fixed under Section 16-10a-704 to determine shareholders entitled to sign writings consenting to the proposed corporate action; or
    (c) the effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

  (4) The limitation set forth in Subsection (3) does not apply if the shareholder will receive for his shares, pursuant to the corporate action, anything except:

    (a) shares of the corporation surviving the consummation of the plan of merger or share exchange;
    (b) shares of a corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or on the National Market System of the National Association of Securities Dealers Automated Quotation System, or will be held of record by more than 2,000 shareholders;
    (c)  cash in lieu of fractional shares; or
    (d) any combination of the shares described in Subsection (4), or cash in lieu of fractional shares.

  (5) A shareholder entitled to dissent and obtain payment for his shares under this part may not challenge the corporate action creating the entitlement unless the action is unlawful or fraudulent with respect to him or to the corporation.

16-10a-1303.  DISSENT BY NOMINEES AND BENEFICIAL OWNERS.

  (1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his name only if the shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states the dissent and the name and address of each person on whose behalf dissenters' rights are being asserted. The rights of a partial dissenter under this subsection are determined as if the shares as to which the shareholder dissents and the other shares held of record by him were registered in the names of different shareholders.
  (2) A beneficial shareholder may assert dissenters rights as to shares held on his behalf only if:

    (a) the beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and
    (b) the beneficial shareholder dissents with respect to all shares of which he is the beneficial shareholder.

  (3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each beneficial shareholder must certify to the corporation that both he and the record shareholders of all shares owned beneficially by him have asserted, or will timely assert, dissenters' rights as to all the shares unlimited on the ability to exercise dissenters' rights. The certification requirement must be stated in the dissenters' notice given pursuant to Section 16-10a-1322.

16-10a-1320.  NOTICE OF DISSENTERS' RIGHTS.

   (1)  If a proposed corporate action creating dissenters' rights under
Section 16-1Oa-1302 is submitted to a vote at a shareholders' meeting, the meeting notice must be sent to all shareholders of the corporation as of the applicable record date, whether or not they are entitled to vote at the meeting. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this part. The notice must be accompanied by a copy of this part and the materials, if any, that under this chapter are required to be given the shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as required by this subsection does not affect any action taken at the shareholders' meeting for which the notice was to have been given.

  (2)  If a proposed corporate action creating dissenters' rights under
Section 16-10a-1302 is authorized without a meeting of shareholders pursuant to Section 16-10a-704, any written or oral solicitation of a shareholder to execute a written consent to the action contemplated by Section 16-10a-704 must be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this part, by a copy of this part, and by the materials, if any, that under this chapter would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give written notice as provided by this subsection does not affect any action taken pursuant to Section 16-10a-704 for which the notice was to have been given.

16-10a-1321.  DEMAND FOR PAYMENT - ELIGIBILITY AND NOTICE OF INTENT.

  (1) If a proposed corporate action creating dissenters' rights under Section 16-10a-1302 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights:

    (a) must cause the corporation to receive, before the vote is taken, written notice of his intent to demand payment for shares if the proposed action is effectuated; and
    (b)  may not vote any of his shares in favor of the proposed action.

  (2)  If a proposed corporate action creating dissenters' rights under
Section 16-10a-1302 is authorized without a meeting of shareholders pursuant to Section 16-10a-704, a shareholder who wishes to assert dissenters' rights may not execute a writing consenting to the proposed corporate action.

  (3) In order to be entitled to payment for shares under this part, unless otherwise provided in the articles of incorporation, bylaws, or a resolution adopted by the board of directors, a shareholder must have been a shareholder with respect to the shares for which payment is demanded as of the date the proposed corporate action creating dissenters' rights under Section 16-10a-1302 is approved by the shareholders, if shareholder approval is required, or as of the effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

  (4) A shareholder who does not satisfy the requirements of Subsections (1) through (3) is not entitled to payment for shares under this part.
1992

16-1Oa-1322.  DISSENTERS' NOTICE.

  (1) If proposed corporate action creating dissenters' rights under Section 16-10a-1302 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this part.

  (2) The dissenters' notice required by Subsection(1)must be sent no later than ten days after the effective date of the corporate action creating dissenters' rights under Section 16- 10a-1302, and shall:

    (a) state that the corporate action was authorized and the effective date or proposed effective date of the corporate action;
    (b) state an address at which the corporation will receive payment demands and an address at which certificates for certificated shares must be deposited;
    (c) inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;
    (d) supply a form for demanding payment, which form requests a dissenter to state an address to which payment is to be made;
    (e) set a date by which the corporation must receive the payment demand and by which certificates for certificated shares must be deposited at the address indicated in the dissenters' notice, which dates may not be fewer than 30 nor more than 70 days after the date the dissenters' notice required by Subsection (1) is given;
    (f) state the requirement contemplated by Subsection 16-1Oa-1303(3), if the requirement is imposed; and
    (g)  be accompanied by a copy of this part.           1992

16-1Oa-1323.  PROCEDURE TO DEMAND PAYMENT.

  (1) A shareholder who is given a dissenters' notice described in Section 16-10a-1322, who meets the requirements of Section 16-1Oa-1321, and wishes to assert dissenters' rights must, in accordance with the terms of the dissenters' notice:

    (a) cause the corporation to receive a payment demand, which may be the payment demand form contemplated in Subsection 16-10a-1322(2)(d), duly completed, or may be stated in another writing;
    (b) deposit certificates for his certificated shares in accordance with the terms of the dissenters' notice; and
    (c)  if required by the corporation in the dissenters' notice described in
Section 16-1Oa-1322, as contemplated by Section 16-10a-1327, certify in writing, in or with the payment demand, whether or not he or the person on whose behalf he asserts dissenters' rights acquired beneficial ownership of the shares before the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under Section 16-10a-1302.

  (2) A shareholder who demands payment in accordance with Subsection (1) retains all rights of a shareholder except the right to transfer the shares until the effective date of the proposed corporate action giving rise to the exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of the corporate action.

  (3) A shareholder who does not demand payment and deposit share certificates as required, by the date or dates set in the dissenters' notice, is not entitled to payment for shares under this part.
1992

16-10a-1324.  UNCERTIFICATED SHARES.

  (1) Upon receipt of a demand for payment under Section 16-10a-1323 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer of the shares until the proposed corporate action is taken or the restrictions are released under Section 16-10a-1326.

  (2)  In all other respects, the provisions of Section 16-10a-1323 apply to
shareholders who own uncertificated shares.                        1992

16-1Oa-1325. PAYMENT.

  (1) Except as provided in Section 16-1Oa-1327, upon the later of the effective date of the corporate action creating dissenters' rights under
Section 16-10a-1302, and receipt by the corporation of each payment demand pursuant to Section 16-1Oa-1323, the corporation shall pay the amount the corporation estimates to be the fair value of the dissenter's shares, plus interest to each dissenter who has complied with Section 16-1Oa-1323, and who meets the requirements of Section 16-1Oa-1321, and who has not yet received payment.

  (2)  Each payment made pursuant to Subsection (1) must be accompanied by:

    (a) (i) (A) the corporation's balance sheet as of the end of its most recent fiscal year, or if not available, a fiscal year ending not more than 16 months before the date of payment; (B)an income statement for that year; (C)a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, if the corporation customarily provides such statements to shareholders; and (D)the latest available interim financial statements, if any;
         (ii) the balance sheet and statements referred to in Subsection (i) must be audited if the corporation customarily provides audited financial statements to shareholders;
    (b) a statement of the corporation's estimate of the fair value of the shares and the amount of interest payable with respect to the shares;
    (c) a statement of the dissenter's right to demand payment under Section 16-10a-1328; and
    (d)   a copy of this part.                 1992

16-10a-1326.  FAILURE TO TAKE ACTION.

  (1) If the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302 does not occur within 60 days after the date set by the corporation as the date by which the corporation must receive payment demands as provided in Section 16-10a-1322, the corporation shall return all deposited certificates and release the transfer restrictions imposed on uncertificated shares, and all shareholders who submitted a demand for payment pursuant to Section 16-10a-1323 shall thereafter have all rights of a shareholder as if no demand for payment had been made.

  (2) If the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302 occurs more than 60 days after the date set by the corporation as the date by which the corporation must receive payment demands as provided in Section 16-10a-1322, then the corporation shall send a new dissenters' notice, as provided in Section 16-10a-1322, and the provisions of Sections 16-10a-1323 through 16-10a-1328 shall again be applicable. 1992

16-10a-1327.   SPECIAL PROVISIONS RELATING TO SHARES ACQUIRED AFTER
ANNOUNCEMENT OF PROPOSED CORPORATE ACTION.

   (1)  A corporation may, with the dissenters' notice given pursuant to
Section 16-1Oa-1322, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under Section 16-10a-1302 and state that a shareholder who asserts dissenters' rights must certify in writing, in or with the payment demand, whether or not he or the person on whose behalf he asserts dissenters' rights acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not certify in writing, in or with the payment demand that he or the person on whose behalf the dissenters' rights are being asserted, acquired beneficial ownership of the shares before that date, the corporation may, in lieu of making the payment provided in Section 16-10a-1325, offer to make payment if the dissenter agrees to accept it in full satisfaction of his demand.

   (2) An offer to make payment under Subsection (1) shall include or be accompanied by the information required by Subsection 16-10a-1325(2). 1992

16-10a-1328.   PROCEDURE IF SHAREHOLDER DISSATISFIED WITH PAYMENT OR OFFER.

  (1) A dissenter who has not accepted an offer made by a corporation under
Section 16-1Oa-1327 may notify the corporation in writing of his own estimate of the fair value of his shares and demand payment of the estimated amount, plus interest, less any payment made under Section 16-LOA-1325, if:

    (a) the dissenter believes that the amount paid under Section 16-10a-1325 or offered under Section 16-10a-1327 is less than the fair value of the shares;
    (b) the corporation fails to make payment under Section 16-10a-1325 within 60 days after the date set by the corporation as the date by which it must receive the payment demand; or
    (c) the corporation, having failed to take the proposed corporate action creating dissenters' rights, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by Section 16-10a-1326.

  (2) A dissenter waives the right to demand payment under this section unless he causes the corporation to receive the notice required by Subsection
(i) within 30 days after the corporation made or offered payment for his
shares.              1992

16-10a-1330.  JUDICIAL APPRAISAL OF SHARES COURT ACTION.

  (1) If a demand for payment under Section 16-1Oa-1328 remains unresolved, the corporation shall commence a proceeding within 60 days after receiving the payment demand contemplated by Section 16-10a-1328, and petition the court to determine the fair value of the shares and the amount of interest. If the corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unresolved the amount demanded.

  (2)  The corporation shall commence the proceeding described in Subsection
(1) in the district court of the county in this state where the corporation's principal office, or if it has no principal office in this state, the county where its registered office is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with, or whose shares were acquired by, the foreign corporation was located.

  (3) The corporation shall make all dissenters who have satisfied the requirements of Sections 16-10a-1321, 16-10a-1323, and 16-10a-1328, whether or not they are residents of this state whose demands remain unresolved, parties to the proceeding commenced under Subsection (2) as an action against their shares. All such dissenters who are named as parties must be served with a copy of the petition. Service on each dissenter may be by registered or certified mail to the address stated in his payment demand made pursuant to
Section 16-10a-1328. If no address is stated in the payment demand, service may be made at the address stated in the payment demand given pursuant to
Section 16-10a-1323. If no address is stated in the payment demand, service may be made at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares. Service may also be made otherwise as provided by law.

  (4) The jurisdiction of the court in which the proceeding is commenced under Subsection (2) is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

  (5) Each dissenter made a party to the proceeding commenced under Subsection (2) is entitled to judgment:

    (a) for the amount, if any, by which the court finds that the fair value of his shares, plus interest, exceeds the amount paid by the corporation pursuant to Section 16-10a-1325; or
    (b) for the fair value, plus interest, of the dissenter's after-acquired shares for which the corporation elected to withhold payment under Section 16-10a-1327. 1992

16-10a-1331.  COURT COSTS AND COUNSEL FEES.

  (1) The court in an appraisal proceeding commenced under Section 16-10a-1330 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court.
The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds that the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under
Section 16-10a-1328.

  (2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

    (a) against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of Sections 16-10a-1320 through 16-10a-1328; or
    (b) against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this part.

  (3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to those counsel reasonable fees to be paid out of the amounts
awarded the dissenters who were benefitted.      1992